UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2011 – January 31, 2012

Item 1: Reports to Shareholders

Annual Report | January 31, 2012

Vanguard Energy Fund

> Vanguard Energy Fund returned about –4% for the fiscal year ended January 31, 2012, amid weak fuel demand and an oversupply of natural gas.

> The fund’s return was slightly behind that of its benchmark and significantly ahead of the average return of peer funds.

> Weakness was evident across the energy sector, but providers of oil and gas equipment and services were among the worst performers for the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

Total
Returns
Vanguard Energy Fund
Investor Shares	-3.82%
Admiral™ Shares	-3.76
MSCI ACWI Energy Index	-3.66
Global Natural Resources Funds Average	-12.47

Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2011 , Through January 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$69.20	$62.60	$1.102	$2.621
Admiral Shares	129.93	117.52	2.159	4.920

Chairman’s Letter

Dear Shareholder,

After two straight years of double-digit returns, the energy sector was one of the market’s laggards for the fiscal year ended January 31, 2012. Vanguard Energy Fund returned about –4%, a disappointing result that slightly trailed the return of its benchmark but was well ahead of its peer-group average.

Unlike many of its peers, the Energy Fund concentrates on large-capitalization stocks and avoids smaller companies, which are more sensitive to swings in the economy and commodity prices. Large-cap energy stocks held up better than their small-cap counterparts in the uncertain economic environment.

Oil prices wavered but remained high over the period as concerns heightened in the Middle East. Meanwhile, natural gas prices drifted near decade lows because of increased production and mild winter weather in much of the United States. Integrated oil and gas companies, which make up about half of the fund’s portfolio by capitalization, managed a return of slightly over 1% for the period. Oil and gas equipment and services providers posted a double-digit negative return, and the fund’s stock choices in this area didn’t measure up against those in the benchmark index. Oil and gas exploration and production firms, another large allocation in the fund, performed better against the benchmark, but still generated a negative return.

If you invest in the Energy Fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

Volatility was a constant
in fast-changing markets
For the 12 months ended January 31, the broad U.S. stock market returned 3.55%. This modest result reflected rallies and reversals driven by drama on the global stage, including Europe’s debt crisis and rating agency Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

The recent volatility is consistent with the pattern of the past five years, as suggested by the figures in the Market Barometer. The dramatic differences in average annual returns over the one-, three-, and five-year periods are a consequence of the stock market’s heady spikes and precipitous declines.

Although the outcome is different, this turbulence is also apparent in the returns of international stock markets. In the past 12 months, non-U.S. stock markets delivered negative results. Weakness was widespread, with the worst returns in Europe and Japan.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	3.95%	20.01%	0.55%
Russell 2000 Index (Small-caps)	2.86	23.03	1.19
Dow Jones U.S. Total Stock Market Index	3.55	20.54	0.88
MSCI All Country World Index ex USA (International)	-8.75	16.70	-1.71

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.66%	7.40%	6.70%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	14.10	8.10	5.76
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.10	1.27

CPI
Consumer Price Index	2.93%	2.39%	2.29%

Modest yields and high returns
in the bond market
Bonds ended the fiscal year with surprisingly strong returns. At the start of the period, the 10-year Treasury note’s slender yield of 3.38% seemed like a good reason to temper expectations. As stock market volatility spiked and investors put a premium on safety, however, yields moved lower still. The 10-year T-note finished the period at 1.80%. The Barclays Capital U.S. Aggregate Bond Index, a broad taxable bond market benchmark, returned 8.66%.

Municipal bonds did even better, as prices snapped back from a fear-driven plunge in the months preceding the new fiscal year. Although last year’s low expectations for bonds proved misguided, it’s worth remembering that low yields do imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes. Savings instruments such as the 3-month Treasury bill returned a little more than 0%, consistent with the Federal Reserve’s target for the shortest-term interest rates.

Energy stocks and oil prices
followed an uneven path
As I mentioned, the broad market traced a volatile path over the fiscal year, but the energy sector encountered even lower valleys and higher peaks during its journey. Ultimately, the sector’s negative results over the period more than offset the positive ones. Of the broad market’s ten industry sectors, only financials performed worse.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.34%	0.28%	1.37%

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the fund’s expense ratios were 0.34% for Investor Shares and 0.28% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Global Natural Resources Funds.

Vanguard Energy Fund’s stocks advanced nearly 10% over the first three months of the fiscal year, driven by higher oil prices. But the momentum didn’t last as the year progressed. The price of oil pulled back from its peak—but still remained near historical highs—as demand weakened in the sluggish U.S. economy and price-sensitive consumers cut back on driving and made fewer trips to the pump. Over the year’s final six months, the fund saw double-digit swings before finishing the period on an uptick.

A variety of factors drove the fund’s results. The giant integrated oil and gas companies benefited from oil prices that, while volatile, ended the year higher than where they started. To a lesser degree, the same integrated companies also have an interest in the natural gas business. Profit margins there were affected by lower prices caused by overproduction. An unseasonably warm winter in many parts of the United States also muted demand for natural gas.

Although the developments in natural gas didn’t bode well for the oil and gas exploration and production industry, the advisors’ stock-picking in this category was strong.

The fund’s oil and gas equipment and services providers, which include drillers, ran into difficulties. Stock prices in this group tend to be more volatile within the

Total Returns
Ten Years Ended January 31, 2012

Average
Annual Return
Energy Fund Investor Shares	15.00%
Spliced Energy Index	11.11
Global Natural Resources Funds Average	12.07

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

A note on energy stocks and
oil prices
Although energy stocks have enjoyed
strong gains in the past ten years, it’s
important to keep in mind the context
in which those gains occurred.

The price per barrel of oil has jumped
from $28.66 to $98.47 over the
decade, an increase of more than
240% (not adjusted for inflation).
That extraordinary rise has been a
major factor in the advance of energy
stocks, which are heavily influenced
by, but don’t perfectly track, the price
of oil.

As you can see in the chart below,
the price per barrel of oil doesn’t
always climb and can be extremely
volatile. While the price is up for the
ten years, it’s down sharply from its
peak of a few years ago. Fluctuations
in the price of oil, of course, can lead
to volatility for energy stocks.

Price of oil (WesternTexas Intermediate): January 2002–January 2012

already risky energy sector and didn’t respond well to the fluctuation in oil prices and the deterioration of natural gas prices.

A mix of skill and circumstances
boosted the fund over a decade
The Energy Fund recorded a notable performance for the past decade–– compared to its benchmark index and peer group as well as the broader market. Over the ten years ended January 31, 2012, the fund posted an average annual return of 15.00%, a few percentage points better than its benchmark index and peer-group average. The broader market, as measured by the Dow Jones U.S. Total Stock Market Index, managed a 4.55% average annual return for the same period.

The decade was marked by an impressive rise in energy prices, specifically oil; we would caution investors against projecting similar price increases into the future. (For more on oil prices, please see the sidebar at left.) The past year showed that the energy sector is prone to fits of turmoil and that it is just as likely to trail the broad market as it is to outperform it. Even though the market environment will sometimes frown on the sector instead of favor it, we have confidence in the skill and experience of the fund’s advisors––Wellington Management Company, llp, and Vanguard Quantitative Equity Group––in evaluating stocks and developing risk controls. The advisors’ efforts are aided by the fund’s low costs, which allow you to keep a larger share of your fund’s returns.

For more details on the advisors’ strategies and the fund’s positioning during the year, see the Advisors’ Report that follows this letter.

Sector funds on the side
can complement the main course
Investors’ fortitude was tested over the past year as stocks exhibited a great deal of volatility before finishing the period with a small gain. In contrast to its performance over the decade, the energy sector provided more than its share of the volatility without the performance. This sector can be especially challenging as geopolitical tensions, new technology, natural disasters, supply and production issues, and weather conditions can all affect stock returns. Moreover, energy stocks—like many individual market sectors—are more susceptible than the broad market to economic upturns and downturns.

That’s why a sector-specific fund should play a supporting, rather than a starring role in a diversified portfolio. Vanguard Energy Fund, by providing low-cost exposure to the energy market, can be an important part of a diversified and balanced portfolio that includes a mix of stocks, bonds, and money market funds tailored to your goals, time horizon, and risk tolerance.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2012

Advisors’ Report

Vanguard Energy Fund returned –3.82% for Investor Shares and –3.76% for Admiral Shares in the fiscal year ended January 31, 2012. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 14, 2012.

Wellington Management Company, LLP

Portfolio Manager:
Karl E. Bandtel, Senior Vice President

For the 12 months ended January 31, U.S. equities as a group returned 4.2% as measured by the Standard & Poor’s 500 Index, outpacing the energy sector for this volatile period. Capital markets oscillated throughout the fiscal year; concerns on a global macroeconomic scale seemed to drive much of the market movement. Chief among these concerns was the ongoing sovereign-debt challenge in Europe.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	95	12,076	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	3	359	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies relative to their
			peers.
Cash Investments	2	266	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

Commodity prices also fluctuated during the period. Although unrest in the Middle East and North Africa contributed to initial increases in oil prices, oil subsequently fell after Western governments decided to release strategic reserves. Crude oil finished the period up, closing near $100 per barrel (West Texas Intermediate).

In the United States, the price of natural gas ended near $2.50 per million BTUs (Henry Hub), down substantially from where it began the year. Abundant shale formations continued to provide low-cost supplies, while a mild winter in much of the country tempered demand locally. Abroad, rising demand from emerging markets and the aftermath of the nuclear disaster in Japan kept prices higher in Europe and Asia.

Our position in Cabot Oil & Gas, a natural gas-focused energy producer, contributed to the portfolio’s performance during the period. Wellhead results topped the market’s expectations, increasing investors’ confidence in the quality of Cabot’s resource base. We see a strong outlook for production growth as the completion of significant infrastructure projects unlocks natural gas production constraints in the firm’s high-quality Marcellus shale acreage. We trimmed our position as the stock’s price increased.

Also helpful was our holding in Occidental Petroleum, an energy producer operating principally in the Middle East and the United States, with promising assets in Texas, California, and North Dakota. The market responded favorably to the stock as earnings topped expectations on higher-than-expected oil and gas production and sales. Occidental possesses a long-life, low-decline oil resource base with upside potential in an emerging California shale play. The company has high leverage to oil, a strong production growth outlook, and a solid track record of financial discipline, which is reflected in its sound balance sheet, robust cash flow, and commitment to maintaining dividend growth.

Consol Energy is a coal and natural gas producer and energy services provider. Its stock price declined during the period in part because of weak natural gas prices. We were able to take advantage of this weakness and increase our position at attractive valuations. The company has sustainable sources of profitability and solid production. In our view, the market is underestimating the long-term value of Consol’s undeveloped natural gas assets.

Our position in Chesapeake Energy, a U.S.-based producer of natural gas and oil, also detracted from performance during the period. The stock underperformed on concerns that the company’s increased spending on leaseholds and capital expenditures would not result in higher production. Chesapeake is a major leaseholder in the Utica shale, for which positive results were recently released. We believe this news adds several billion dollars of incremental value, increases Chesapeake’s two-year production growth rate, and offers the potential for strong growth in cash flow. We added to the position on the stock’s weakness.

Our long-term outlook remains favorable for the energy sector. However, as always, we urge caution regarding the near-term direction of commodity prices and the inherent volatility that accompanies investing in stocks of energy companies. Crude oil prices will likely continue to vary with changes to the outlook for both supply and demand. While natural gas pricing remains driven by regional factors, we think the wide price arbitrage with other fuels and changing views about nuclear power generation will drive long-term global demand for natural gas.

The portfolio remains focused on upstream companies and skewed in favor of low-cost producers with compelling valuations based on our assessment of their long-term resource bases. We believe many of these companies have the ability to create value for shareholders absent generally rising commodity prices. Our investment process remains steady with an emphasis on large-capitalization integrated oil and exploration and production companies. Maintaining a large-cap, low-turnover bias, this global portfolio has representation across the energy subsectors.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

For the just-ended fiscal year, the energy stocks in our benchmark index returned –3.13%, slightly outpacing the –3.46% return of the aggregate global equity market as measured by the FTSE All-World Index. After climbing 2.9% in the first six months of the period, energy-related equities returned –5.9% for the second half.

Driving the pullback in the third calendar quarter of 2011 were concerns that fuel demand could weaken because of slowing growth in China, the United States, and Germany. In addition, stock markets overall were affected by the lack of progress in addressing the U.S. deficit and debt issues as well as the unresolved European sovereign-debt crisis. Investors will likely continue to be cautious until they see progress by U.S. and European leaders in tackling these difficult problems.

Although portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. A key characteristic of our strategy is that we do not maintain a view on the overall market for energy shares. Nor do we attempt to make calls on relative country performance. Rather, our investment process seeks to identify individual stocks that we believe are undervalued or that have shown price improvement relative to peers on the basis of recent earnings pronouncements. Our valuation signal was the stronger contributor to our stock selection in the past fiscal year. However all of the core signals contributed positively to the portfolio, strengthening our confidence in the diversified approach we employ in constructing a portfolio.

For the period, our most successful holdings represented regions across the globe: Noble Energy (+33%) and El Paso (+51%) in the United States; Petronas Dagangan (+39%) in Malaysia; and Royal Dutch Shell B (+10%) in the United Kingdom. Equally important to performance was our ability to limit exposure to underperforming stocks, such as Switzerland’s Transocean (–37%) and Canada’s Cameco (–43%).

The portfolio’s results were dampened by our overweighting of Korea’s GS Holdings (–25%) and Indonesia’s Bumi Resources (–31%), two energy stocks that under-performed the benchmark as a whole. We also suffered from underweighting some better-performing stocks, such as Petrohawk Energy (+93%) and Spectra Energy (+25%) in the United States. (Petrohawk was purchased in August by BHP Billiton.)

Looking ahead, we believe that our approach to constructing a portfolio, which focuses on stocks that exhibit lower price multiples than their peers while offering similar growth prospects, is an attractive strategy for the long term. We thank you for your investment and look forward to the coming year.

Energy Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VGENX		VGELX
Expense Ratio[1]	0.34%		0.28%
30-Day SEC Yield	1.77%		1.83%

Portfolio Characteristics
			DJ
		MSCI	U.S. Total
		ACWI	Market
	Fund	Energy	Index
Number of Stocks	143	168	3,738
Median Market Cap $43.4B		$87.5B	$32.6B
Price/Earnings Ratio	10.9x	10.4x	15.5x
Price/Book Ratio	1.6x	1.7x	2.2x
Return on Equity	18.6%	20.4%	19.1%
Earnings Growth Rate	-2.9%	-1.3%	7.1%
Dividend Yield	2.1%	2.6%	2.0%
Foreign Holdings	41.3%	54.8%	0.0%
Turnover Rate	24%	—	—
Short-Term Reserves	1.8%	—	—

Volatility Measures
		DJ
	Spliced	U.S. Total
	Energy	Market
	Index	Index
R-Squared	0.92	0.76
Beta	1.07	1.20
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil &
	Gas	7.9%
Royal Dutch Shell plc	Integrated Oil &
	Gas	4.8
Chevron Corp.	Integrated Oil &
	Gas	4.7
Occidental Petroleum	Integrated Oil &
Corp.	Gas	4.5
BP plc	Integrated Oil &
	Gas	3.9
Total SA	Integrated Oil &
	Gas	2.9
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.6
Canadian Natural	Oil & Gas
Resources Ltd.	Exploration &
	Production	2.4
Consol Energy Inc.	Coal & Consumable
	Fuels	2.3
Baker Hughes Inc.	Oil & Gas
	Equipment &
	Services	2.0
Top Ten		38.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.34% for Investor Shares and 0.28% for Admiral Shares.

Energy Fund

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	3.9%	2.4%
Industrials	0.8	0.0
Integrated Oil & Gas	49.1	59.4
Materials	0.1	0.0
Oil & Gas Drilling	2.0	2.0
Oil & Gas Equipment &
Services	9.2	9.1
Oil & Gas Exploration &
Production	29.4	19.1
Oil & Gas Refining &
Marketing	2.8	3.7
Oil & Gas Storage &
Transportation	1.5	4.3
Other	1.2	0.0

Market Diversification (% of equity exposure)

Europe
United Kingdom		12.0%
France		3.0
Italy		1.7
Norway		1.7
Other		0.7
Subtotal		19.1%
Pacific
Japan		1.7%
Other		0.2
Subtotal		1.9%
Emerging Markets
Russia		3.2%
China		2.6
Brazil		2.4
Other		1.5
Subtotal		9.7%
North America
United States		58.1%
Canada		11.2
Subtotal		69.3%

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Energy Fund Investor Shares	-3.82%	5.08%	15.00%	$40,458
Dow Jones U.S. Total Stock Market
Index	3.55	0.88	4.55	15,604

Spliced Energy Index	-3.66	3.65	11.11	28,686
Global Natural Resources Funds
Average	-12.47	0.84	12.07	31,257

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	-3.76%	5.15%	15.07%	$203,594
Dow Jones U.S. Total Stock Market Index	3.55	0.88	4.55	78,018
Spliced Energy Index	-3.66	3.65	11.11	143,428

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Energy Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-1.74%	3.83%	14.27%
Admiral Shares	11/12/2001	-1.68	3.91	14.34

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.3%)[1]
United States (55.1%)
Energy Equipment & Services (9.6%)
	Schlumberger Ltd.	4,401,764	330,881
	Baker Hughes Inc.	5,289,950	259,895
	Halliburton Co.	6,456,762	237,480
	National Oilwell Varco Inc.	1,356,176	100,330
*	Weatherford
	International Ltd.	5,495,000	91,986
*	SEACOR Holdings Inc.	907,408	83,055
	Noble Corp.	1,718,925	59,887
	Transocean Ltd.	1,071,900	50,701
	Helmerich & Payne Inc.	43,000	2,653
*	Nabors Industries Ltd.	127,700	2,378
			1,219,246
Exchange-Traded Fund (0.5%)
^,2	Vanguard Energy ETF	663,000	68,196

Oil, Gas & Consumable Fuels (45.0%)
	Coal & Consumable Fuels (2.9%)
	Consol Energy Inc.	8,143,800	291,059
	Peabody Energy Corp.	2,089,500	71,231

	Integrated Oil & Gas (19.9%)
	Exxon Mobil Corp.	12,052,619	1,009,286
	Chevron Corp.	5,786,735	596,497
	Occidental
	Petroleum Corp.	5,773,061	575,978
	ConocoPhillips	3,375,209	230,223
	Hess Corp.	2,001,039	112,659
	Murphy Oil Corp.	52,000	3,099

	Oil & Gas Exploration & Production (19.8%)
	Anadarko Petroleum Corp. 2,720,830		219,625
	Devon Energy Corp.	3,318,507	211,754
	Chesapeake Energy Corp.	9,427,137	199,195
*	Denbury Resources Inc.	10,185,144	192,092
	Apache Corp.	1,931,500	190,987
	EOG Resources Inc.	1,742,336	184,932

			Market
			Value
		Shares	($000)
	Noble Energy Inc.	1,811,592	182,373
	Cabot Oil & Gas Corp.	4,386,662	139,935
	EQT Corp.	2,536,700	128,154
	Range Resources Corp.	2,191,400	126,049
	Marathon Oil Corp.	3,976,391	124,819
	Pioneer Natural
	Resources Co.	1,042,130	103,483
*	Southwestern Energy Co.	2,804,405	87,329
*	Newfield Exploration Co.	2,237,203	84,589
*	WPX Energy Inc.	4,741,500	78,140
*	Ultra Petroleum Corp.	2,285,936	54,931
*	Cobalt International
	Energy Inc.	2,630,417	52,714
*	Whiting Petroleum Corp.	1,006,400	50,411
	QEP Resources Inc.	1,555,218	44,541
*	Gran Tierra Energy Inc.	7,632,200	43,539
	EXCO Resources Inc.	1,155,038	9,079
*	Concho Resources Inc.	25,900	2,762
	Energen Corp.	41,800	2,013
*	Plains Exploration &
	Production Co.	15,800	596

	Oil & Gas Refining & Marketing (1.8%)
	Valero Energy Corp.	4,854,212	116,453
	Marathon
	Petroleum Corp.	2,506,745	95,808
	Sunoco Inc.	488,900	18,754
	HollyFrontier Corp.	90,900	2,667

	Oil & Gas Storage & Transportation (0.6%)
	El Paso Corp.	2,553,800	68,621
	Williams Cos. Inc.	65,500	1,888
	Kinder Morgan
	Management LLC	9,700	746
	Spectra Energy Corp.	10,800	340
			5,709,351
Total United States			6,996,793

Energy Fund

			Market
			Value
		Shares	($000)
International (41.2%)
	Argentina (0.7%)
	YPF SA ADR	2,447,500	85,662

	Australia (0.2%)
	Oil Search Ltd.	3,897,262	27,288
	Woodside Petroleum Ltd.	18,084	656
	Caltex Australia Ltd.	15,105	204
			28,148
	Brazil (2.4%)
	Petroleo Brasileiro
	SA ADR	8,017,100	244,923
*	OGX Petroleo e Gas
	Participacoes SA	4,265,200	40,401
*	HRT Participacoes
	em Petroleo SA	33,100	8,677
	Petroleo Brasileiro SA
	Prior Pfd.	393,744	5,537
	Petroleo Brasileiro SA	261,732	4,031
	Ultrapar Participacoes SA	17,700	358
			303,927
	Canada (11.0%)
	Canadian Natural
	Resources Ltd.	7,481,918	296,359
	Suncor Energy Inc.	5,768,512	199,014
	Cenovus Energy Inc.	4,335,000	157,967
	Encana Corp.	8,175,300	156,393
	Progress Energy
	Resources Corp.	6,333,400	67,080
	Talisman Energy Inc.	5,222,200	62,394
	Cameco Corp.	2,659,500	61,887
	Pacific Rubiales
	Energy Corp.	2,365,800	59,528
	TransCanada Corp.	1,427,696	58,734
	Penn West
	Petroleum Ltd.	2,328,421	50,666
	Husky Energy Inc.	1,836,700	44,860
	Imperial Oil Ltd.	798,977	38,063
	Petrominerales Ltd.	1,803,180	37,639
	Niko Resources Ltd.	647,950	31,658
*	Tourmaline Oil Corp.	1,059,000	25,643
*	Celtic Exploration Ltd.	819,400	15,102
*	MEG Energy Corp.	274,017	12,341
	Suncor Energy Inc.	176,134	6,067
	Imperial Oil Ltd.	72,900	3,474
	Canadian Natural
	Resources Ltd.	73,378	2,907
	Cenovus Energy Inc.	65,639	2,395
	Enbridge Inc.	30,450	1,146
^	Pengrowth Energy Corp.	93,400	936
	Pembina Pipeline Corp.	18,700	500
	Encana Corp.	14,939	286
			1,393,039

			Market
			Value
		Shares	($000)
	China (2.6%)
	PetroChina Co. Ltd. ADR	1,261,200	183,505
	Beijing Enterprises
	Holdings Ltd.	12,960,500	75,083
	China Shenhua
	Energy Co. Ltd.	12,757,000	56,026
	China Petroleum &
	Chemical Corp.	3,408,000	4,112
	CNOOC Ltd.	1,985,717	4,045
	PetroChina Co. Ltd.	1,810,000	2,636
	Yanzhou Coal
	Mining Co. Ltd.	218,000	520
	China Oilfield
	Services Ltd.	170,000	277
			326,204
	France (2.9%)
	Total SA ADR	6,809,000	360,673
	Total SA	227,511	12,058
	Technip SA	11,028	1,039
			373,770
	India (0.8%)
	Reliance Industries Ltd.	5,982,428	98,632

	Indonesia (0.0%)
	Adaro Energy Tbk PT	1,599,500	325
	Indo Tambangraya
	Megah TBK PT	44,000	179
			504
	Italy (1.7%)
	ENI SPA ADR	4,154,350	184,869
	ENI SPA	1,148,998	25,458
			210,327
	Japan (1.7%)
	Inpex Corp.	29,843	204,173
	JX Holdings Inc.	537,200	3,258
	Idemitsu Kosan Co. Ltd.	19,400	2,103
	TonenGeneral Sekiyu KK	31,000	296
			209,830
	Netherlands (0.0%)
	SBM Offshore NV	107,511	1,827

	Norway (1.6%)
	Statoil ASA ADR	5,100,000	128,826
^,3	Nordic American
	Tankers Ltd.	3,169,697	43,932
*	Petroleum Geo-
	Services ASA	2,128,238	27,339
	Statoil ASA	194,710	4,902
	Seadrill Ltd.	58,301	2,171
	Aker Solutions ASA	18,271	225
			207,395

Energy Fund

			Market
			Value
		Shares	($000)
	Poland (0.0%)
	Polskie Gornictwo Naftowe
	i Gazownictwo SA	1,735,697	2,096
*	Polski Koncern
	Naftowy Orlen SA	35,651	407
			2,503
	Russia (3.1%)
	Gazprom OAO ADR	19,047,718	231,430
	Rosneft Oil Co. GDR	10,902,955	80,506
	Lukoil OAO ADR	1,222,018	71,781
	Tatneft ADR	84,412	2,949
	AK Transneft OAO
	Prior Pfd.	1,228	2,344
	Surgutneftegas
	OJSC ADR	187,640	1,760
	Surgutneftegas OJSC
	Prior Pfd.	2,471,100	1,532
	NovaTek OAO GDR	10,124	1,370
	Gazprom OAO	124,674	755
			394,427
	South Africa (0.0%)
	Sasol Ltd.	97,648	4,993

	South Korea (0.0%)
	SK Innovation Co. Ltd.	20,200	3,049
	S-Oil Corp.	5,039	545
	GS Holdings	5,687	314
			3,908
	Spain (0.7%)
	Repsol YPF SA	3,384,231	93,319

		Market
		Value
	Shares	($000)
Thailand (0.0%)
PTT PCL (Foreign)	277,500	3,042
Banpu PCL	16,000	308
		3,350
Turkey (0.0%)
Tupras Turkiye Petrol
Rafinerileri AS	99,675	2,266

United Kingdom (11.8%)
BP plc ADR	10,562,400	484,920
Royal Dutch
Shell plc ADR	6,197,100	442,225
BG Group plc	10,391,553	234,151
Royal Dutch
Shell plc Class B	4,083,196	149,231
Ensco plc ADR	2,469,306	129,984
* Cairn Energy plc	4,147,078	18,481
BP plc	2,108,249	15,860
Royal Dutch Shell plc
Class A	425,028	15,079
* Cove Energy plc	1,588,637	3,419
Royal Dutch Shell plc
Class A	92,959	3,306
Tullow Oil plc	19,975	439
		1,497,095
Total International		5,241,126
Total Common Stocks
(Cost $8,146,809)		12,237,919

Energy Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.6%)[1]
Money Market Fund (1.6%)
[4,5] Vanguard Market Liquidity Fund, 0.096%	199,740,107	199,740

	Face
	Amount
	($000)
Repurchase Agreement (1.9%)
Deutsche Bank Securities Inc. 0.240%, 2/1/12
(Dated 1/31/12, Repurchase Value $238,902,000,
collateralized by Federal National Mortgage Assn.
4.000%–6.000%, 7/1/26–6/1/41)	238,900	238,900

U.S. Government and Agency Obligations (0.1%)
[6,7] Federal Home Loan Bank Discount Notes, 0.025%, 3/14/12	2,000	2,000
[6,7] Federal Home Loan Bank Discount Notes, 0.030%, 3/21/12	1,000	1,000
[6,7] Federal Home Loan Bank Discount Notes, 0.030%, 4/9/12	6,100	6,099
[6,7] Federal Home Loan Bank Discount Notes, 0.045%, 4/13/12	2,000	2,000
[6,8] Freddie Mac Discount Notes, 0.050%, 4/24/12	3,000	3,000
United States Treasury Note/Bond, 1.000%, 4/30/12	100	100
		14,199
Total Temporary Cash Investments (Cost $452,839)		452,839
Total Investments (99.9%) (Cost $8,599,648)		12,690,758
Other Assets and Liabilities (0.1%)
Other Assets		80,933
Liabilities[5]		(70,286)
		10,647
Net Assets (100%)		12,701,405

At January 31, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		8,468,925
Overdistributed Net Investment Income		(25,183)
Accumulated Net Realized Gains		158,954
Unrealized Appreciation (Depreciation)
Investment Securities		4,091,110
Futures Contracts		7,562
Foreign Currencies		37
Net Assets		12,701,405

Energy Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 94,977,343 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,945,446
Net Asset Value Per Share—Investor Shares	$62.60

Admiral Shares—Net Assets
Applicable to 57,486,862 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,755,959
Net Asset Value Per Share—Admiral Shares	$117.52

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $12,902,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 1.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $13,671,000 of collateral received for securities on loan.
6 Securities with a value of $14,099,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	255,151
Interest[2]	616
Security Lending	10,190
Total Income	265,957
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,710
Performance Adjustment	757
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,938
Management and Administrative—Admiral Shares	7,592
Marketing and Distribution—Investor Shares	1,454
Marketing and Distribution—Admiral Shares	1,300
Custodian Fees	519
Auditing Fees	30
Shareholders’ Reports—Investor Shares	99
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	27
Total Expenses	41,444
Net Investment Income	224,513
Realized Net Gain (Loss)
Investment Securities Sold[2]	608,382
Futures Contracts	4,144
Foreign Currencies and Forward Currency Contracts	(447)
Realized Net Gain (Loss)	612,079
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,389,873)
Futures Contracts	2,445
Foreign Currencies	8
Change in Unrealized Appreciation (Depreciation)	(1,387,420)
Net Increase (Decrease) in Net Assets Resulting from Operations	(550,828)

1 Dividends are net of foreign withholding taxes of $18,764,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,843,000, $269,000, and $149,841,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	224,513	199,818
Realized Net Gain (Loss)	612,079	457,168
Change in Unrealized Appreciation (Depreciation)	(1,387,420)	2,204,352
Net Increase (Decrease) in Net Assets Resulting from Operations	(550,828)	2,861,338
Distributions
Net Investment Income
Investor Shares	(99,757)	(90,181)
Admiral Shares	(118,812)	(94,977)
Realized Capital Gain[1]
Investor Shares	(241,252)	(207,111)
Admiral Shares	(269,367)	(195,797)
Total Distributions	(729,188)	(588,066)
Capital Share Transactions
Investor Shares	(156,067)	(1,004,028)
Admiral Shares	535,094	1,358,485
Net Increase (Decrease) from Capital Share Transactions	379,027	354,457
Total Increase (Decrease)	(900,989)	2,627,729
Net Assets
Beginning of Period	13,602,394	10,974,665
End of Period[2]	12,701,405	13,602,394

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $54,868,000 and $62,911,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($25,183,000) and ($16,406,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$69.20	$57.17	$42.62	$73.93	$63.55
Investment Operations
Net Investment Income	1.072	1.053	.910	1.276[1]	1.226
Net Realized and Unrealized Gain (Loss)
on Investments	(3.949)	14.103	14.591	(28.853)	14.639
Total from Investment Operations	(2.877)	15.156	15.501	(27.577)	15.865
Distributions
Dividends from Net Investment Income	(1.102)	(.977)	(.951)	(1.264)	(1.177)
Distributions from Realized Capital Gains	(2.621)	(2.149)	—	(2.469)	(4.308)
Total Distributions	(3.723)	(3.126)	(.951)	(3.733)	(5.485)
Net Asset Value, End of Period	$62.60	$69.20	$57.17	$42.62	$73.93

Total Return[2]	-3.82%	27.17%	36.28%	-38.51%	25.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,945	$6,731	$6,536	$4,434	$7,919
Ratio of Total Expenses to
Average Net Assets	0.34%[3]	0.34%[3]	0.38%[3]	0.28%[3]	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.74%	1.73%	1.84%	1.67%
Portfolio Turnover Rate	24%	31%	27%	21%	22%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01% for fiscal 2012, 0.00% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$129.93	$107.34	$80.02	$138.86	$119.35
Investment Operations
Net Investment Income	2.101	2.045	1.780	2.480[1]	2.418
Net Realized and Unrealized Gain (Loss)
on Investments	(7.432)	26.479	27.395	(54.203)	27.505
Total from Investment Operations	(5.331)	28.524	29.175	(51.723)	29.923
Distributions
Dividends from Net Investment Income	(2.159)	(1.899)	(1.855)	(2.480)	(2.322)
Distributions from Realized Capital Gains	(4.920)	(4.035)	—	(4.637)	(8.091)
Total Distributions	(7.079)	(5.934)	(1.855)	(7.117)	(10.413)
Net Asset Value, End of Period	$117.52	$129.93	$107.34	$80.02	$138.86

Total Return[2]	-3.76%	27.24%	36.37%	-38.46%	25.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,756	$6,871	$4,439	$2,889	$5,214
Ratio of Total Expenses to
Average Net Assets	0.28%[3]	0.28%[3]	0.31%[3]	0.21%[3]	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.80%	1.80%	1.91%	1.75%
Portfolio Turnover Rate	24%	31%	27%	21%	22%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01% for fiscal 2012, 0.00% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

Energy Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Energy Fund

B. Wellington Management Company, llp, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index through July 31, 2010, and the current benchmark, MSCI ACWI Energy Index, thereafter. The benchmark will be fully phased in by July 2013.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $335,000 for the year ended January 31, 2012.

For the year ended January 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $757,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $1,961,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,996,793	—	—
Common Stocks—International	3,741,561	1,499,565	—
Temporary Cash Investments	199,740	253,099	—
Futures Contracts—Liabilities[1]	(110)	—	—
Total	10,937,984	1,752,664	—
1 Represents variation margin on the last day of the reporting period.

Energy Fund

E. Realized net gain (loss) on derivatives for the year ended January 31, 2012, was:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	4,144	—	4,144
Forward Currency Contracts	—	577	577
Realized Net Gain (Loss) on Derivatives	4,144	577	4,721

At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2012	2,218	145,079	3,868
S&P 500 Index	March 2012	186	60,831	3,694

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2012, the fund realized net foreign currency losses of $1,024,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2012, the fund realized gains on the sale of passive foreign investment companies of $85,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Unrealized appreciation of $6,778,000 on the fund’s passive foreign investment company holdings through October 31, 2011 (the most recent previous mark-to-market date for tax purposes), has been distributed and is reflected in the balance of overdistributed net investment income. Since October 31, 2011, the fund’s passive foreign investment company holdings have appreciated in value by $7,117,000, increasing the amount of taxable income available for distribution as of January 31, 2012. Unrealized appreciation of the fund’s passive foreign investment company holdings at January 31, 2012, was $13,895,000.

Energy Fund

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $105,000 of capital gains tax has been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $13,677,000 from overdistributed net investment income, and $37,683,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2012, the fund had $10,367,000 of ordinary income and $209,819,000 of long-term capital gains available for distribution. The fund realized short-term losses of $33,865,000 during the period from November 1, 2011 through January 31, 2012, which are deferred and will be treated as realized for tax purposes in fiscal 2013.

At January 31, 2012, the cost of investment securities for tax purposes was $8,622,971,000. Net unrealized appreciation of investment securities for tax purposes was $4,067,787,000, consisting of unrealized gains of $4,390,289,000 on securities that had risen in value since their purchase and $322,502,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2012, the fund purchased $3,283,401,000 of investment securities and sold $3,154,768,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,166,296	17,219	993,363	16,506
Issued in Lieu of Cash Distributions	328,737	5,528	286,379	4,616
Redeemed[1]	(1,651,100)	(25,049)	(2,283,770)	(38,167)
Net Increase (Decrease)—Investor Shares	(156,067)	(2,302)	(1,004,028)	(17,045)
Admiral Shares
Issued	1,350,158	10,745	1,900,020	16,578
Issued in Lieu of Cash Distributions	352,941	3,171	261,084	2,235
Redeemed[1]	(1,168,005)	(9,311)	(802,619)	(7,281)
Net Increase (Decrease)—Admiral Shares	535,094	4,605	1,358,485	11,532
1 Net of redemption fees for fiscal 2012 and 2011 of $2,001,000 and $2,317,000, respectively (fund totals).

Energy Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2011		Proceeds from		Jan. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cabot Oil & Gas Corp.	266,816	11,159	278,882	453	NA1
Nordic American Tankers Ltd.	—	61,811	398	1,317	43,932
	266,816			1,770	43,932

1 Not applicable—At January 31, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

J. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 12, 2012

Special 2011 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $491,171,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $169,108,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 40.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-3.82%	5.08%	15.00%
Returns After Taxes on Distributions	-4.85	4.14	14.03
Returns After Taxes on Distributions and Sale of Fund Shares	-1.60	4.18	13.22

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2011	1/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$921.74	$1.70
Admiral Shares	1,000.00	922.01	1.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services) and Hewlett-
F. William McNabb III	Packard Co. (electronic computer manufacturing);
Born 1957. Trustee Since July 2009. Chairman of the	Senior Advisor at New Mountain Capital; Trustee
Board. Principal Occupation(s) During the Past Five	of The Conference Board; Member of the Board of
Years: Chairman of the Board of The Vanguard Group,	Managers of Delphi Automotive LLP (automotive
Inc., and of each of the investment companies served	components).
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/consumer products); Director of
Monroe Community College Foundation, and North	Skytop Lodge Corporation (hotels), the University
Carolina A&T University.	Medical Center at Princeton, the Robert Wood
Johnson Foundation, and the Center for Work Life
Rajiv L. Gupta	Policy; Member of the Advisory Board of the
Born 1945. Trustee Since December 2001.[2]	Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.

F. Joseph Loughrey	the investment companies served by The Vanguard
Born 1949. Trustee Since October 2009. Principal	Group since 2010; Assistant Controller of each of
Occupation(s) During the Past Five Years: President	the investment companies served by The Vanguard
and Chief Operating Officer (retired 2009) and Vice	Group (2001–2010).
Chairman of the Board (2008–2009) of Cummins Inc.
(industrial machinery); Director of SKF AB (industrial	Thomas J. Higgins
machinery), Hillenbrand, Inc. (specialized consumer	Born 1957. Chief Financial Officer Since September
services), the Lumina Foundation for Education, and	2008. Principal Occupation(s) During the Past Five
Oxfam America; Chairman of the Advisory Council	Years: Principal of The Vanguard Group, Inc.; Chief
for the College of Arts and Letters and Member	Financial Officer of each of the investment companies
of the Advisory Board to the Kellogg Institute for	served by The Vanguard Group since 2008; Treasurer
International Studies at the University of Notre Dame.	of each of the investment companies served by The
Vanguard Group (1998–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt
Occupation(s) During the Past Five Years: George	Born 1955. Treasurer Since November 2008. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Principal
Business School (retired July 2011); Chief Investment	of The Vanguard Group, Inc.; Treasurer of each of
Officer and Managing Partner of HighVista Strategies	the investment companies served by The Vanguard
LLC (private investment firm); Director of Rand	Group since 2008; Assistant Treasurer of each of the
Merchant Bank; Overseer of the Museum of Fine	investment companies served by The Vanguard Group
Arts Boston.	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services) and the National	investment companies served by The Vanguard Group
Association of Manufacturers; Chairman of the Federal	since 2005; Director and Senior Vice President of
Reserve Bank of Cleveland and of University Hospitals	Vanguard Marketing Corporation since 2005;
of Cleveland; Advisory Chairman of the Board of The	Principal of The Vanguard Group (1997–2006).
Cleveland Museum of Art.

Peter F. Volanakis	Vanguard Senior Management Team
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Mortimer J. Buckley	Michael S. Miller
and Chief Operating Officer (retired 2010) of Corning	Kathleen C. Gubanich	James M. Norris
Incorporated (communications equipment); Director of	Paul A. Heller	Glenn W. Reed
Corning Incorporated (2000-2010) and Dow Corning	Martha G. King	George U. Sauter
(2001-2010); Director of SPX Corporation (multi-	Chris D. McIsaac
industry manufacturing), the Corning Foundation, and
the Corning Museum of Glass; Overseer of the Amos	Chairman Emeritus and Senior Advisor
Tuck School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032012

Annual Report | January 31, 2012

Vanguard Precious Metals and Mining Fund

> For the fiscal year ended January 31, 2012, Vanguard Precious Metals and Mining Fund returned about –1%.

> The fund outperformed its benchmark for the period, but lagged the average return of its peers.

> The advisor’s selections among gold-oriented and diversified metals and mining stocks helped the fund’s performance relative to the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

Total
Returns
Vanguard Precious Metals and Mining Fund	-0.97%
S&P Custom Precious Metals and Mining Index	-5.66
Precious Metal Funds Average	3.41
Precious Metal Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2011 , Through January 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$24.15	$22.14	$0.123	$1.461

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended January 31, 2012, was a volatile period for the global stock markets, as concerns over slowing economic growth, natural and nuclear disaster in Japan, and government debt issues at home and abroad weighed on investors. In this turbulent environment, U.S. stocks significantly outperformed their international counterparts.

Vanguard Precious Metals and Mining Fund, which invests in both domestic and foreign stocks, returned –0.97% for the period. The fund outperformed its benchmark index (–5.66%), but lagged its peer-group average (+3.41%). The fund’s exposure to diversified metals and mining and gold-oriented stocks helped its performance compared with the benchmark.

If you hold the fund in a taxable account, you may wish to review information on after-tax performance provided later in this report.

Volatility was a constant
in fast-changing markets
For the 12 months ended January 31, the broad U.S. stock market returned 3.55%. This modest result reflected rallies and reversals driven by drama on the global stage, including Europe’s debt crisis and rating agency Standard & Poor’s decision to downgrade the U.S. credit rating.

2

(Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

The recent volatility is consistent with the pattern of the past five years, as suggested by the figures in the Market Barometer. The dramatic differences in average annual returns over the one-, three-, and five-year periods are a consequence of the stock market’s heady spikes and precipitous declines.

Although the outcome was different, this turbulence is also apparent in the returns of international stock markets. In the past 12 months, non-U.S. stock markets delivered negative results. Weakness was widespread, with the worst returns in Europe and Japan.

Modest yields and high returns
in the bond market
Bonds ended the fiscal year with surprisingly strong returns. At the start of the period, the 10-year Treasury note’s slender yield of 3.38% seemed like a good reason to temper expectations. As stock market volatility spiked and investors put a premium on safety, however, yields moved lower still. The 10-year T-note finished the period at 1.80%. The Barclays Capital U.S. Aggregate Bond Index, a broad taxable bond market benchmark, returned 8.66%.

Municipal bonds did even better, as prices snapped back from a fear-driven plunge in the months preceding the new fiscal year. Although last year’s low expectations proved misguided, it’s worth remembering

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	3.95%	20.01%	0.55%
Russell 2000 Index (Small-caps)	2.86	23.03	1.19
Dow Jones U.S. Total Stock Market Index	3.55	20.54	0.88
MSCI All Country World Index ex USA (International)	-8.75	16.70	-1.71

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.66%	7.40%	6.70%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	14.10	8.10	5.76
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.10	1.27

CPI
Consumer Price Index	2.93%	2.39%	2.29%

3

that low yields do imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes.

Savings instruments such as the 3-month Treasury bill returned a little more than 0%, consistent with the Federal Reserve’s target for the shortest-term interest rates.

The fund bested its benchmark
but trailed its peer average
Vanguard Precious Metals and Mining Fund offers exposure to a small area of the market, primarily investing in companies involved in the mining of, or exploration for, precious and nonprecious metals and minerals. While the portfolio is concentrated—the fund holds about 40– 50 stocks—its holdings represent a broad range of both industry subsectors and geographical regions. The fund’s wide exposure within the sector can help mitigate some of its volatility, but investors can still expect returns to vary widely from year to year.

In this most recent fiscal year, in fact, the fund’s broad range of holdings detracted from its performance compared with its peer group. Holdings in industries outside the precious-metals precincts weighed on performance. Together, Noble Group (–36%), a Singapore-based commodities trading company, and K+S AG (–34%), a Germany-based potash and salt producer, cut more than 3 percentage points from the fund’s return as investors cooled toward companies most sensitive to the economic cycles.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.27%	1.36%

The fund expense ratio shown is from the prospectus dated May 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Precious Metal Funds.

4

One non-precious-metals holding that produced a notably strong return was Iluka Resources (+135%), an Australian mineral sands producer and the portfolio’s top performer for the period. Iluka stock contributed more than 6 percentage points to the fund’s total return.

The fund has been underweighted in gold stocks compared with its benchmark index and peers. Recently, however, its advisor, M&G Investment Management Ltd., has started gradually increasing the portfolio’s exposure to the yellow metal. At the end of the 12 months, gold-oriented stocks accounted for about 56% of the fund’s assets and had contributed about 2.3 percentage points to the overall return for the period. This allocation, up from about 37% one year ago, was also more than the 41% held by the index.

At the same time it was increasing the fund’s position in gold, M&G scaled back the allocation to platinum-oriented stocks. By the end of the fiscal year, the fund had eliminated its position in two of the world’s largest platinum producers, Lonmin (–38%) and Northam Platinum (–27%), whose South African mines have experienced repeated disruptions in recent years. The fund’s limited exposure to platinum—which was down about 11% for the 12-month period—boosted returns relative to the index.

Total Returns
Ten Years Ended January 31, 2012

Average
Annual Return
Precious Metals and Mining Fund	18.13%
Spliced Precious Metals and Mining Index	17.59
Precious Metal Funds Average	20.25

Spliced Precious Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.
Precious Metal Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund’s long-term results:
Strong, unlikely to be sustained
For the ten years ended January 31, the fund posted an average annual return of 18.13%. The fund’s results were slightly better than those of its benchmark (+17.59%), but trailed its peer-group average (+20.25%), again a reflection of its more broadly diversified portfolio. The fund significantly outperformed the broad U.S. stock market, which produced an average annual return of 4.55% for the period.

The fund’s exceptional absolute return over the past decade—a period that included sharply higher prices for precious metals, extreme volatility in the financial markets, a global recession, and Europe’s sovereign-debt crisis—reflects well on its advisor, London-based M&G Investment Management, which has managed the fund since its inception. More broadly, however, it reflects an unusually rewarding period for metals and mining stocks.

It would be unwise to expect this performance to continue for the next decade. A powerful, yet underappreciated, reality of investing is that periods of strength set the stage for more moderate performance as returns drift back toward long-term averages.

Sector funds can help
diversify a balanced portfolio
Over the past several years, global financial markets have moved up and down like a playground seesaw. As investors, if we’ve learned anything during this time, it’s that periods of extreme volatility really aren’t that unusual.

Maintaining a balanced portfolio that’s diversified across asset classes is a simple and effective strategy for dealing with these ups and downs, whether the swings are mild or wild. In strong markets, the equity portion of a balanced portfolio can offer investors the opportunity for long-term growth. In volatile times such as those we’ve experienced in recent years, bonds and short-term investments can provide a cushion from dramatic swings in the stock market.

For these reasons, Vanguard encourages investors to create a long-term investment plan that includes a steady mix of stocks, bonds, and short-term investments appropriate for their goals and risk tolerance.

Vanguard Precious Metals and Mining Fund can help further diversify such a well-balanced portfolio, providing exposure to metals and mining stocks in regions around the world. Because of its narrow investment scope, this fund can be more

6

volatile than one that’s diversified across multiple sectors, and returns often vary widely from year to year. For investors who keep that in mind, the fund can have a useful role within a long-term investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2012

7

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a return of –0.97% for the 12 months ended January 31, 2012, performing better than its customized benchmark index (–5.66%) but lagging the average return of its peer funds (+3.41%).

The markets
The past fiscal year saw extreme volatility in global financial markets, punctuated by growing concerns over anemic global growth, elevated levels of debt in the developed world, and heightened geopolitical tensions, particularly in the Middle East. In August, the struggle by U.S. lawmakers over the debt ceiling and the subsequent S&P downgrade of Treasury debt to AA+ caused U.S. and global stock markets to decline sharply.

Unsurprisingly, gold was a beneficiary of this uncertainty, continuing its 11-year rally to reach a record high of $1,905 per troy ounce before normalizing in December; gold prices rose 29% over the period as a whole. The story was different for the more economically sensitive metals, such as copper, nickel, and platinum. Against the backdrop of slowing global growth, these metals—which had performed relatively well in 2009 and 2010—succumbed to weak demand and fell in value.

The fund’s performance
At the start of 2011, in light of rising debt levels and growing imbalances in the global economy, we took steps to reposition the portfolio and to bolster the fund’s exposure to mining companies that provided relatively defensive qualities in an uncertain economic environment. Our increased allocation to selected gold miners proved helpful to fund performance—not solely because of rising prices for the metal, but thanks to company-specific factors as well.

The gold industry at an aggregate level has historically employed a profligate approach to capital allocation, opting for overpriced merger-and-acquisition activity to attain growth rather than focusing on shareholder returns. However, several gold miners have come to recognize the importance of implementing a more return-oriented business model along with a dividend policy that instills capital discipline while also rewarding investors for their long-term financial support. In this regard, U.S.-listed Newmont Mining has been an industry role model: In April 2011, the company announced it would link future dividends to the underlying gold price, a development we have encouraged.

Key examples of this new orientation toward shareholders were Canadian-listed Alacer Gold and Centerra Gold, U.S.-based Minefinders, and Australian-listed Resolute Mining. Alacer Gold, formed from a merger between Avoca Resources and Anatolia

8

Minerals Development, continues to perform well under a strong management team. Our confidence in low-cost miner Centerra Gold was well-placed, as the cash-generative company had a strong year that was supported by positive drill results.

In the cases of Minefinders and Resolute Mining, we had great confidence in the ability and integrity of the management teams, and we have been able to offer valuable support during challenging periods for these companies. Thanks to capital injections, Minefinders restructured its balance sheet and Resolute resolved production issues. Minefinders was recently bought by Pan American Silver at a significant premium, underscoring the company’s value.

Outside of the precious-metals industry, the fund’s exposure to Iluka Resources embodies the long-term, collaborative approach we prefer to adopt with management teams who demonstrate a clear alignment of company and shareholder interests.

Iluka is an Australian miner of mineral sands whose products are used in a range of industrial and consumer applications. In a period when the market resoundingly recognized the favorable industry supply/ demand dynamics, Iluka was able to capitalize on its position of strength, raising prices significantly. The company’s share price more than doubled over the period, validating an investment thesis we had formalized in 2004 and nurtured since then. Another beneficiary of these market conditions was U.K.-listed Kenmare Resources, also a producer of these esoteric minerals.

The more economically sensitive holdings in the portfolio detracted from performance. Critically, however, our decisions to decrease or, in certain cases, eliminate select holdings reduced the impact. Share prices for French-listed Eramet and Canadian-listed Sherritt International fell meaningfully during the period because of company-specific factors along with the weakening demand that hurt nickel prices. Concerns persisted regarding Sherritt’s Ambatovy nickel project in Madagascar, with further capital expenditure placing an increasing financial strain on the company.

U.K.-listed platinum producer Lonmin, with assets in South Africa, was another detractor from performance. Given increasing energy shortages and an active miners’ trade union, the operational environment for labor- and energy-intensive platinum producers such as Lonmin has become progressively more challenging. German potash and salt producer K+S had a tough year owing to falling potash prices and a warm winter that softened demand for salt.

9

It was also a difficult time for Australian coal and iron ore producer Aquila Resources, which saw production halted by adverse weather conditions and faced additional cash-flow pressures arising from a lengthy dispute with its Brazilian joint venture partner, Vale. Shares in Australian copper miner OZ Minerals and Singaporean commodities trader Noble Group also declined.

Purchases and sales
During the period, we increased the fund’s positions in several well-managed, cash-generative gold mining companies that display return-focused business models, including Australia-based Medusa Mining and Canadian-listed Alacer Gold, Centerra Gold, and Eldorado Gold. We also added to our holding in K+S as its share price declined on short-term pricing pressures. We have confidence in K+S management, which continues to maintain a substantial global market share through careful investment in economically attractive mines.

We purchased additional shares in Aquila Resources as the market continued to undervalue the company’s potential despite its encouraging progress with development projects. We increased our allocation to Belgium-based Umicore, which, through its innovative processing plant, has become a pioneer in the recycling of multiple metals and minerals.

Other, less substantial, purchases were made in a select group of small-cap miners with exciting growth potential and capable management teams. We continue to carry out detailed research to uncover miners of esoteric minerals benefiting from high-quality, low-cost assets and favorable industry supply/demand dynamics. Among the new holdings were Australian companies Ivanhoe Australia, which has a diverse portfolio of unusual metals and minerals, and Galaxy Resources, which focuses on lithium mining.

Sales during the period focused on holdings that were cyclical in nature but that also—crucially—faced operational headwinds. We eliminated our holdings in platinum producers Northam Platinum and Lonmin, each of which has assets based in the challenging operational environment of South Africa. In the case of Lonmin, the company’s inability to introduce effective safety measures also contributed to our decision to exit the position.

Canadian coal and nickel producer Sherritt International and French nickel and manganese producer Eramet also have left the portfolio, as ongoing operational disappointments reduced our confidence in the companies’ ability to generate superior returns. Following a phenomenal year that rewarded our high expectations for Iluka Resources, we sold much of our position, but the company still has a meaningful weighting in the portfolio.

10

Looking ahead
We continue to believe that the appetite for a broad range of commodities will be supported over many years by infrastructure expenditure worldwide, as well as by industrialization and rising urbanization in developing markets. We shall be closely monitoring individual companies’ success in dealing with issues such as dividend policy within the gold industry, rising taxation across the mining spectrum, and labor relations as workers jostle for their share of natural resources profits.

However, we remain convinced of the merits of sticking to our long-term principles and focusing both on company fundamentals and on structural supply/ demand imbalances for selected metals and minerals. In light of ongoing uncertainty about the economic outlook, we shall continue to invest in financially sound, well-managed companies with strategically important assets whose value is not properly appreciated by investors. Finally, we believe strongly that being a shareholder of a business is synonymous with being an owner, and we seek companies that share our philosophy.

Portfolio Managers:

Graham E. French

Matthew Vaight, UKSIP

M&G Investment Management Ltd.

February 16, 2012

11

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2012

Portfolio Characteristics
		S&P
		Precious	DJ
		Metals and	U.S. Total
		Mining	Market
	Fund	Index	Index
Number of Stocks	45	424	3,738
Median Market Cap	$2.8B	$27.4B	$32.6B
Price/Earnings Ratio	20.8x	12.4x	15.5x
Price/Book Ratio	2.6x	2.1x	2.2x
Return on Equity	3.3%	16.6%	19.1%
Earnings Growth Rate 15.6%		5.7%	7.1%
Dividend Yield	1.3%	1.6%	2.0%
Foreign Holdings	89.0%	89.0%	0.0%
Turnover Rate	22%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.27%	—	—
Short-Term Reserves	0.7%	—	—

Market Diversification (% of equity exposure)

Europe
United Kingdom			9.6%
France			4.6
Germany			3.7
Belgium			1.7
Other			0.2
Subtotal			19.8%
Pacific
Australia			27.5%
Singapore			3.1
Subtotal			30.6%
Emerging Markets			0.6%
North America
Canada			38.0%
United States			11.0
Subtotal			49.0%

Volatility Measures
	S&P
	Precious	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	Index
R-Squared	0.94	0.59
Beta	1.05	1.34
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Newmont Mining Corp.	Gold	8.9%
Centerra Gold Inc.	Gold	8.5
Hochschild Mining plc	Precious Metals &
	Minerals	7.2
Nevsun Resources Ltd.	Gold	5.7
Alacer Gold Corp.	Gold	5.4
NovaGold Resources
Inc.	Gold	5.0
Aquila Resources Ltd.	Coal & Consumable
	Fuels	4.8
Imerys SA	Construction
	Materials	4.6
OZ Minerals Ltd.	Diversified Metals
	& Mining	4.5
Eldorado Gold Corp.	Gold	4.1
Top Ten		58.7%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratio was 0.29%.

12

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Precious Metals and Mining Fund	-0.97%	4.92%	18.13%	$52,920
Dow Jones U.S. Total Stock Market
Index	3.55	0.88	4.55	15,604
Spliced Precious Metals and Mining
Index	-5.66	9.94	17.59	50,544
Precious Metal Funds Average	3.41	12.01	20.25	63,237

Spliced Precious Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.

Precious Metal Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

13

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-21.70%	2.60%	17.57%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

14

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)
Australia (27.4%)
*,^,1Aquila Resources Ltd.		33,165,000	211,654
1	OZ Minerals Ltd.	17,200,000	199,102
	Iluka Resources Ltd.	9,050,000	175,865
1	Medusa Mining Ltd.	25,250,000	144,972
*,1	St. Barbara Ltd.	51,000,000	126,529
*,1	Resolute Mining Ltd.	51,965,029	112,781
*,1	Cudeco Ltd.	14,576,547	55,382
*,1	Discovery Metals Ltd.	25,000,000	40,996
*	Ivanhoe Australia Ltd.	19,600,000	39,210
1	Panoramic Resources
	Ltd.	19,700,000	27,580
*,1	Galaxy Resources Ltd.	26,363,638	24,581
*,1	Equatorial Resources
	Ltd.	6,250,000	15,509
*,1	Reed Resources Ltd.	24,000,000	9,921
*,1	Glory Resources Ltd.	33,500,000	8,711
*	Gindalbie Metals Ltd.	8,000,000	5,305
*,1	Apex Minerals NL	624,120,369	3,979
*,1	Speewah Metals Ltd.	13,500,000	3,430
*,1	Kumarina Resources
	Ltd.	9,300,000	2,567
*,1	Drummond Gold Ltd.	35,000,000	929
*	Zambezi Resources Ltd.	4,895,833	57
*	MIL Resources Ltd.	2,685,873	46
			1,209,106
Belgium (1.7%)
	Umicore SA	1,600,000	74,532

Canada (37.6%)
1	Centerra Gold Inc.	18,950,000	375,144
1	Nevsun Resources Ltd.	38,500,000	253,032
*,1	Alacer Gold Corp.	25,350,000	239,924
*,^,1NovaGold Resources
	Inc.	21,200,000	219,420
^	Eldorado Gold Corp.	12,000,000	181,789
*,1	Minefinders Corp.	12,200,000	172,996
*,1	Harry Winston
	Diamond Corp.	9,500,000	111,135

			Market
			Value
		Shares	($000)
1	SEMAFO Inc.	14,700,000	98,225
*	Claude Resources Inc.	2,400,000	3,360
*	Bear Creek Mining Corp.	750,000	2,760
*	Belo Sun Mining Corp.	2,000,000	2,254
*	Lake Shore Gold Corp.	1,000,000	1,476
			1,661,515
France (4.6%)
	Imerys SA	3,650,000	203,780

Germany (3.7%)
	K&S AG	3,400,000	162,545

Indonesia (0.1%)
	Vale Indonesia Tbk	6,500,000	2,886

Ireland (0.2%)
*	Kenmare Resources plc	13,627,035	10,297

Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	1,402

Russia (0.5%)
	Uralkali OJSC GDR	650,000	23,216

Singapore (3.1%)
	Noble Group Ltd.	127,180,353	135,750

United Kingdom (9.6%)
1	Hochschild Mining plc	40,500,000	315,742
	Petropavlovsk plc	9,000,000	107,705
			423,447
United States (10.9%)
	Newmont Mining Corp.	6,400,000	393,472
1	AMCOL International Corp.	3,080,000	87,965

			481,437
Total Common Stocks
(Cost $3,702,462)			4,389,913

15

Precious Metals and Mining Fund

		Market
		Value
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	3,183
Total Precious Metals
(Cost $1,213)		3,183
Temporary Cash Investment (3.9%)
Money Market Fund (3.9%)
[2,3] Vanguard Market Liquidity
Fund, 0.096%
(Cost $170,701)	170,701,267	170,701
Total Investments (103.4%)
(Cost $3,874,376)		4,563,797
Other Assets and Liabilities (-3.4%)
Other Assets		6,698
Liabilities[3]		(155,198)
		(148,500)
Net Assets (100%)
Applicable to 199,381,543 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,415,297
Net Asset Value Per Share		$22.14

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		4,563,797
Other Assets		6,698
Total Assets		4,570,495
Liabilities
Security Lending Collateral Payable
to Brokers		139,049
Other Liabilities		16,149
Total Liabilities		155,198
Net Assets		4,415,297

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,834,919
Overdistributed Net Investment Income	(168,670)
Accumulated Net Realized Gains	59,633
Unrealized Appreciation (Depreciation)
Investment Securities	689,421
Foreign Currencies	(6)
Net Assets	4,415,297

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $131,582,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $139,049,000 of collateral received for securities on loan.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	87,637
Interest[2]	143
Security Lending	2,465
Total Income	90,245
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,866
Performance Adjustment	(1,456)
The Vanguard Group—Note C
Management and Administrative	8,204
Marketing and Distribution	1,074
Custodian Fees	478
Auditing Fees	25
Shareholders’ Reports	50
Trustees’ Fees and Expenses	11
Total Expenses	14,252
Net Investment Income	75,993
Realized Net Gain (Loss)
Investment Securities Sold[2]	397,148
Foreign Currencies	(2,814)
Realized Net Gain (Loss)	394,334
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(524,171)
Foreign Currencies	(140)
Change in Unrealized Appreciation (Depreciation)	(524,311)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,984)

1 Dividends are net of foreign withholding taxes of $2,876,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $63,897,000, $143,000, and $290,646,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	75,993	26,820
Realized Net Gain (Loss)	394,334	138,087
Change in Unrealized Appreciation (Depreciation)	(524,311)	1,089,283
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,984)	1,254,190
Distributions
Net Investment Income	(24,181)	(221,507)
Realized Capital Gain	(276,223)	(38,436)
Total Distributions	(300,404)	(259,943)
Capital Share Transactions
Issued	741,011	1,200,221
Issued in Lieu of Cash Distributions	277,838	239,830
Redeemed[1]	(1,279,248)	(1,088,329)
Net Increase (Decrease) from Capital Share Transactions	(260,399)	351,722
Total Increase (Decrease)	(614,787)	1,345,969
Net Assets
Beginning of Period	5,030,084	3,684,115
End of Period[2]	4,415,297	5,030,084

1 Net of redemption fees for fiscal 2012 and 2011 of $2,635,000 and $2,999,000, respectively.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($168,670,000) and ($227,207,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.15	$18.74	$10.74	$33.45	$28.64
Investment Operations
Net Investment Income	.334[1]	.181	.093[2]	.653	.900[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	(.760)	6.521	8.207	(19.849)	8.362
Total from Investment Operations	(.426)	6.702	8.300	(19.196)	9.262
Distributions
Dividends from Net Investment Income	(.123)	(1.101)	(.300)	(.763)	(.670)
Distributions from Realized Capital Gains	(1.461)	(.191)	—	(2.751)	(3.782)
Total Distributions	(1.584)	(1.292)	(.300)	(3.514)	(4.452)
Net Asset Value, End of Period	$22.14	$24.15	$18.74	$10.74	$33.45

Total Return[4]	-0.97%	35.35%	77.75%	-60.16%	33.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,415	$5,030	$3,684	$1,644	$4,635
Ratio of Total Expenses to
Average Net Assets[5]	0.29%	0.27%	0.27%	0.30%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.54%[1]	0.61%	0.59%[2]	2.17%	2.70%[2]
Portfolio Turnover Rate	22%	34%	17%	22%	29%

1 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
2 Net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2008, include $0.190 and 0.65%, respectively, resulting from a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2010, by $.134 and 0.90% respectively. The reallocation has no impact on net assets, net asset values per share, or total returns.
3 Includes increases from redemption fees of $.01, $.01, $.01, $.01, and $.01.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.05%), (0.08%), 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

20

Precious Metals and Mining Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Custom Precious Metals and Mining Index. For the year ended January 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $1,456,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $625,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	2,142,952	—	—
Common Stocks—Other	—	2,246,961	—
Precious Metals	3,183	—	—
Temporary Cash Investments	170,701	—	—
Total	2,316,836	2,246,961	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

21

Precious Metals and Mining Fund

During the year ended January 31, 2012, the fund realized net foreign currency losses of $2,814,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2012, the fund realized gains on the sale of passive foreign investment companies of $13,775,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Unrealized appreciation of $156,680,000 on the fund’s passive foreign investment company holdings through October 31, 2011 (the most recent previous mark-to-market date for tax purposes), has been distributed and is reflected in the balance of overdistributed net investment income. Since October 31, 2011, unrealized appreciation on passive foreign investment companies holdings increased by $66,793,000, increasing the amount of taxable income available for distribution as of January 31, 2012. Unrealized appreciation on the fund’s passive foreign investment company holdings at January 31, 2012, was $223,473,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,236,000 from overdistributed net investment income, and $18,378,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2012, the fund had $62,700,000 of ordinary income and $59,633,000 of long-term capital gains available for distribution.

At January 31, 2012, the cost of investment securities for tax purposes was $4,097,849,000. Net unrealized appreciation of investment securities for tax purposes was $465,948,000, consisting of unrealized gains of $797,695,000 on securities that had risen in value since their purchase and $331,747,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $1,067,970,000 of investment securities and sold $1,504,548,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	29,915	51,798
Issued in Lieu of Cash Distributions	14,027	9,325
Redeemed	(52,827)	(49,471)
Net Increase (Decrease) in Shares Outstanding	(8,885)	11,652

22

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Jan. 31, 2011			Proceeds from		Jan. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alacer Gold Corp.	NA1	58,397	—	—	239,924
AMCOL International Corp.	92,154	—	—	2,218	87,965
Anatolia Minerals Development Ltd.	127,401	—	—	—	NA1
Apex Minerals NL	8,648	2,857	—	—	3,979
Aquila Resources Ltd.	241,802	31,537	—	—	211,654
Centerra Gold Inc.	288,870	18,237	—	6,305	375,144
Cudeco Ltd.	45,365	6,556	—	—	55,382
Discovery Metals Ltd.	—	41,346	—	—	40,996
Drummond Gold Ltd.	2,002	805	—	—	929
Equatorial Resources Ltd.	16,927	3,833	—	—	15,509
Galaxy Resources Ltd.	—	26,782	—	—	24,581
Glory Resources Ltd.	—	8,611	—	—	8,711
Harry Winston Diamond Corp.	105,450	—	3,910	—	111,135
Hochschild Mining plc	315,318	—	—	2,371	315,742
Iluka Resources Ltd.	358,880	—	526,282	6,660	NA2
Imerys SA	257,069	—	18,295	5,432	NA2
Kumarina Resources Ltd.	—	2,332	—	—	2,567
Medusa Mining Ltd.	92,107	91,493	—	1,623	144,972
Minefinders Corp.	56,202	87,236	—	—	172,996
Nevsun Resources Ltd.	229,920	—	—	2,669	253,032
NovaGold Resources Inc.	—	212,937	1,029	—	219,420
OZ Minerals Ltd.	275,736	16,674	7,542	34,082	199,102
Panoramic Resources Ltd.	46,214	—	—	1,193	27,580
Reed Resources Ltd.	—	12,591	—	—	9,921
Resolute Mining Ltd.	69,127	—	—	—	112,781
SEMAFO Inc.	198,122	—	39,184	244	98,225
Sherritt International Corp.	169,982	—	114,397	1,100	—
Speewah Metals Ltd.	—	4,983	—	—	3,430
St. Barbara Ltd.	97,094	—	—	—	126,529
	3,094,390			63,897	2,862,206

1 Not applicable—In February 2011, Anatolia Minerals Development Ltd. merged into Alacer Gold Corp.
2 Not applicable—At January 31, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund: In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 12, 2012

Special 2011 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $294,602,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $24,181,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 11.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $63,141,000 and foreign taxes paid of $2,651,000. Shareholders received more detailed information with their Form 1099-DIV in January 2012 to determine the calendar-year amounts to be included on their 2011 tax returns.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-0.97%	4.92%	18.13%
Returns After Taxes on Distributions	-2.04	3.24	16.34
Returns After Taxes on Distributions and Sale of Fund Shares	0.64	3.77	15.72

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2011	1/31/2012	Period
Based on Actual Fund Return	$1,000.00	$909.49	$1.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

28

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services) and Hewlett-
F. William McNabb III	Packard Co. (electronic computer manufacturing);
Born 1957. Trustee Since July 2009. Chairman of the	Senior Advisor at New Mountain Capital; Trustee
Board. Principal Occupation(s) During the Past Five	of The Conference Board; Member of the Board of
Years: Chairman of the Board of The Vanguard Group,	Managers of Delphi Automotive LLP (automotive
Inc., and of each of the investment companies served	components).
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/consumer products); Director of
Monroe Community College Foundation, and North	Skytop Lodge Corporation (hotels), the University
Carolina A&T University.	Medical Center at Princeton, the Robert Wood
Johnson Foundation, and the Center for Work Life
Rajiv L. Gupta	Policy; Member of the Advisory Board of the
Born 1945. Trustee Since December 2001.[2]	Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.

F. Joseph Loughrey	the investment companies served by The Vanguard
Born 1949. Trustee Since October 2009. Principal	Group since 2010; Assistant Controller of each of
Occupation(s) During the Past Five Years: President	the investment companies served by The Vanguard
and Chief Operating Officer (retired 2009) and Vice	Group (2001–2010).
Chairman of the Board (2008–2009) of Cummins Inc.
(industrial machinery); Director of SKF AB (industrial	Thomas J. Higgins
machinery), Hillenbrand, Inc. (specialized consumer	Born 1957. Chief Financial Officer Since September
services), the Lumina Foundation for Education, and	2008. Principal Occupation(s) During the Past Five
Oxfam America; Chairman of the Advisory Council	Years: Principal of The Vanguard Group, Inc.; Chief
for the College of Arts and Letters and Member	Financial Officer of each of the investment companies
of the Advisory Board to the Kellogg Institute for	served by The Vanguard Group since 2008; Treasurer
International Studies at the University of Notre Dame.	of each of the investment companies served by The
Vanguard Group (1998–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt
Occupation(s) During the Past Five Years: George	Born 1955. Treasurer Since November 2008. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Principal
Business School (retired July 2011); Chief Investment	of The Vanguard Group, Inc.; Treasurer of each of
Officer and Managing Partner of HighVista Strategies	the investment companies served by The Vanguard
LLC (private investment firm); Director of Rand	Group since 2008; Assistant Treasurer of each of the
Merchant Bank; Overseer of the Museum of Fine	investment companies served by The Vanguard Group
Arts Boston.	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services) and the National	investment companies served by The Vanguard Group
Association of Manufacturers; Chairman of the Federal	since 2005; Director and Senior Vice President of
Reserve Bank of Cleveland and of University Hospitals	Vanguard Marketing Corporation since 2005;
of Cleveland; Advisory Chairman of the Board of The	Principal of The Vanguard Group (1997–2006).
Cleveland Museum of Art.

Peter F. Volanakis	Vanguard Senior Management Team
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Mortimer J. Buckley	Michael S. Miller
and Chief Operating Officer (retired 2010) of Corning	Kathleen C. Gubanich	James M. Norris
Incorporated (communications equipment); Director of	Paul A. Heller	Glenn W. Reed
Corning Incorporated (2000-2010) and Dow Corning	Martha G. King	George U. Sauter
(2001-2010); Director of SPX Corporation (multi-	Chris D. McIsaac
industry manufacturing), the Corning Foundation, and
the Corning Museum of Glass; Overseer of the Amos	Chairman Emeritus and Senior Advisor
Tuck School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009

Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q530 032012

Annual Report | January 31, 2012

Vanguard Health Care Fund

> For the fiscal year ended January 31, 2012, Vanguard Health Care Fund returned more than 12%, outpacing the results of its benchmark index and its peer group.

> The fund benefited from the advisor’s astute stock choices, especially among biotechnology firms.

> For the decade ended January 31, the fund remained significantly ahead of its comparative standards in performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

Total
Returns
Vanguard Health Care Fund
Investor Shares	12.50%
Admiral™ Shares	12.57
MSCI All Country World Health Care Index	10.99
Global Health/Biotechnology Funds Average	10.06

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2011 , Through January 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$124.30	$131.96	$2.237	$5.183
Admiral Shares	52.45	55.68	0.980	2.187

1

Chairman’s Letter

Dear Shareholder,

The past year was marked by sizable gains for health care stocks as investors sought safety from global economic uncertainty. In this environment, Vanguard Health Care Fund prospered, outpacing its benchmark index and its peers.

For the 12 months ended January 31, 2012, the Health Care Fund returned 12.50% for Investor Shares and 12.57% for Admiral Shares. The fund’s benchmark, the MSCI All Country World Health Care Index, returned 10.99%, while global health and biotechnology funds posted an average return of 10.06% for the period.

If you own shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns later in this report.

Volatility was a constant
in fast-changing markets
For the 12 months ended January 31, the broad U.S. stock market returned 3.55%. This modest result reflected rallies and reversals driven by drama on the global stage, including Europe’s debt crisis and rating agency Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

2

The recent volatility is consistent with the pattern of the past five years, as suggested by the figures in the Market Barometer table. The dramatic differences in average annual returns over the one-, three-, and five-year periods are a consequence of the stock market’s heady spikes and precipitous declines.

Although the outcome is different, this turbulence is also apparent in the returns of international stock markets. In the past 12 months, non-U.S. stock markets delivered negative results. Weakness was widespread, with the worst returns in Europe and Japan.

Modest yields and high returns
in the bond market
Bonds ended the fiscal year with surprisingly strong returns. At the start of the period, the 10-year U.S. Treasury note’s slender yield of 3.38% seemed like a good reason to temper expectations. As stock market volatility spiked and investors put a premium on safety, however, yields moved lower still. The note finished the period at 1.80%. The Barclays Capital U.S. Aggregate Bond Index, a broad taxable bond market benchmark, returned 8.66%.

Municipal bonds did even better, as prices snapped back from a fear-driven plunge in the months preceding the new fiscal year.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	3.95%	20.01%	0.55%
Russell 2000 Index (Small-caps)	2.86	23.03	1.19
Dow Jones U.S. Total Stock Market Index	3.55	20.54	0.88
MSCI All Country World Index ex USA (International)	-8.75	16.70	-1.71

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.66%	7.40%	6.70%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	14.10	8.10	5.76
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.10	1.27

CPI
Consumer Price Index	2.93%	2.39%	2.29%

3

Although last year’s low expectations proved misguided, it’s worth remembering that low yields do imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes. Savings instruments such as the 3-month Treasury bill returned a little more than 0%, consistent with the Federal Reserve’s target for the shortest-term interest rates.

Favorable climate and stock choices
lifted the fund’s performance
As I noted, health care stocks were in favor during the past fiscal year, and they significantly outperformed the modest gains notched by the broad U.S. stock market. It was the first fiscal year since the one ended January 31, 2009, during the depths of the financial crisis, health care stocks fared better than the overall equity market.

Health care is seen for the most part as a defensive sector, meaning that many of its stocks are relatively insensitive to the economy’s ups and downs. When concerns about the global economy returned to the fore in 2011, investors sought a safe haven in health care. Of course, no business or industry is entirely immune from economic forces. Managed care companies, whose stocks are owned by your fund, did see a drop in their members’ usage of medical services. But that slackening in demand worked to the companies’ advantage, reducing costs and boosting profitability.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.35%	0.30%	1.39%

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the fund’s expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Global Health/Biotechnology Funds.

4

In addition to the favorable environment, your fund also benefited from the stock-picking acumen of its advisor, Wellington Management Company, llp. Strong performances from a diverse range of holdings, including biotechnology firms and prescription drug distributors, helped the fund deliver benchmark-beating returns.

Wellington chooses stocks it deems attractively valued and then typically holds those stocks for the long term, leading to a portfolio turnover rate that’s lower than that of many other heath care funds. The advisor also can look outside of the United States for opportunities. As of the end of the fiscal year, about 13% of the portfolio was invested in Europe, while nearly 9% was invested in the Pacific region. The Advisor’s Report that follows this letter provides additional details about the management of the fund during the year.

Fund’s long-term results
outshine the competition
Vanguard Health Care Fund’s long-term results continue to be significantly better than the fund’s comparative standards. For the ten years ended January 31, the fund’s Investor Shares had an average annual return of 7.15%, more than 4 percentage points ahead of its benchmark index and more than 3 percentage points better than the average annual return of peer funds. The fund also outperformed the broad U.S. stock market for the period—the Dow Jones U.S. Total Stock Market had an average annual return of 4.55%.

Total Returns
Ten Years Ended January 31, 2012

Average
Annual Return
Health Care Fund Investor Shares	7.15%
Spliced Health Care Index	2.48
Global Health/Biotechnology Funds Average	3.87

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund’s record is especially impressive when you consider the market turmoil of the past decade. Credit goes to Wellington, your fund’s experienced advisor, whose strong stock-picking skills, coupled with the fund’s low costs, have produced notable results for long-term shareholders.

Stay focused
on what you can control
As I mentioned, both the past year and the past decade have been volatile, and it’s natural to feel some anxiety as a result of what we’ve experienced. But rather than worry about the market’s gyrations, which you can’t control, it’s more constructive to focus instead on what you can control.

This point was underscored by a recent Vanguard research paper, Penny Saved, Penny Earned, that can be found at vanguard.com/research. The study showed that retirement investors have a greater likelihood of reaching their goals by increasing their savings rate and savings time horizon. Doing one or both of these things can generally provide a higher chance of success than simply counting on the possibility of higher portfolio returns, the authors concluded.

We also believe you can move closer to your goals by owning a balanced and diversified portfolio that fits your tolerance for investment risk. Vanguard Health Care Fund can be a part of such a well-balanced portfolio; the fund offers investors broad exposure to one of the economy’s most innovative segments.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2012

6

Advisor’s Report

Vanguard Health Care Fund gained more than 12% for the 12 months ended January 31, 2012. The fund’s return was ahead of that of its benchmark, the MSCI All Country World Health Care Index, and the average return for health/biotechnology funds.

The investment environment
With the Standard & Poor’s 500 Index returning more than 4%, the health care sector outperformed the broader market for the fiscal year. The sector’s relative advantage seemed to be driven by apprehension about global economic growth and the perceived comparative safety of health care stocks. A continued improving backdrop to health care fundamentals also drove the higher returns, including less uncertainty related to health care reform and an increase in approvals by the Food and Drug Administration (FDA).

Our successes
Our largest holding at the close of the fiscal year, Merck, was also our greatest contributor to performance during the period. UnitedHealth Group, Humana, and Amgen also contributed favorably to the portfolio’s results on an absolute basis.

After suffering a steep mid-period decline, Merck’s stock price rebounded later in the fiscal year. The market responded favorably after the company’s earnings

Major Portfolio Changes
Year Ended January 31, 2012

Additions	Comments
Teva Pharmaceuticals	Initiated a position during the period. Teva is a global
pharmaceutical and generic drug company; its stock trades at a compelling valuation. The company has the leading global generic drug business, and its recent acquisition of Cephalon should help position the company in branded pharmaceuticals.
Vanguard Health Systems	Initiated a position. Vanguard Health Systems owns and operates urban-based hospitals; the company takes a different approach from competitors, as it targets underperforming hospitals that can subsequently be improved operationally.
Bristol-Myers Squibb	Increased our position because of positive developments for a number of drugs in the company’s pipeline, such as apixaban and ipilimumab; these drugs will help Bristol-Myers Squibb overcome its Plavix patent expiration.

Reductions	Comments
Cephalon	Trimmed after the stock rose and ultimately eliminated the
position as Teva Pharmaceuticals offered to buy the company, outbidding Valeant Pharmaceutical.
Beckman Coulter	Trimmed and then eliminated our position when Danaher
completed a tender offer for the company.
Genzyme	Eliminated our position after the stock rose following an acquisition offer by Sanofi.

7

exceeded consensus expectations. Management recently held an upbeat event for investors and analysts and raised its dividend for the first time since the Vioxx litigation, which was also an encouraging sign to investors. The company has an attractive valuation, a solid dividend yield, and a diversified pharmaceutical revenue base. Merck is benefiting from strong sales of existing products, particularly its diabetes drug Januvia, which we believe is under-appreciated by market participants. The company is doing a good job controlling costs, and the drug pipeline is improving. We increased our position during the period.

UnitedHealth Group, which at the close of the period was our second-largest holding, continued to perform well, as did managed care stocks as a group. Managed care companies have benefited from lower medical costs and utilization as a result of the softer economy. We believe the fundamentals for commercial HMOs remain favorable, as medical inflation remains under control and pricing remains strong. Given our long-term expectations, consensus earnings estimates for UnitedHealth Group look conservative.

Our shortfalls
Our exposure to Japan held back performance during the period. Shares of Shionogi, Daiichi Sankyo, and Takeda Pharmaceutical declined, weighing on the portfolio. Shionogi, a pharmaceutical company, dropped as the market frowned when the company announced another downward revision in earnings for its U.S. subsidiary, hindering management’s credibility. Investors also worried about the impact that the newly available generic version of Lipitor would have on Crestor sales. In our view, the market has punished Shionogi disproportionately. We believe the company’s promising new HIV drug and continued increases in sales of Crestor will drive earnings growth. We increased our position size modestly.

Daiichi Sankyo, another major pharmaceutical company in Japan, delivered uninspiring earnings because of costs connected to new launches in Japan and research and development. We are excited about the potential for Daiichi Sankyo’s anticoagulant drug edoxaban, currently in phase 3 clinical trials.

The fund’s positioning
The health care industry continues to face risks, but it also has opportunities. While we increasingly believe that the impact of health care reform on the industry will be manageable, significant uncertainty remains. Health care will continue to be in the spotlight as the United States and Europe struggle with ways to reduce debt burdens.

Emerging markets represent a new growth frontier for the global therapeutic and device companies, which is positive for the sector. We are also encouraged by an improved trend at the FDA. Finally, unlike industries that tend to demonstrate a higher degree of sensitivity to muted economic growth, the health care sector has historically demonstrated more resilience.

8

We will continue to strive to identify early the drugs and devices with the best chances of changing medicine, as well as the service companies that are best positioned to capture opportunities along the health care chain. We will continue to stay diversified, focused on the long haul, and positioned in the most attractive health care stocks.

Edward P. Owens, CFA
Senior Vice President and Portfolio Manager

Jean M. Hynes, CFA
Senior Vice President and Associate Portfolio Manager

Wellington Management Company, LLP

February 14, 2012

9

Health Care Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VGHCX		VGHAX
Expense Ratio[1]	0.35%		0.30%
30-Day SEC Yield	1.64%		1.69%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	Index
Number of Stocks	80	134	3,738
Median Market Cap $28.5B		$56.1B	$32.6B
Price/Earnings Ratio	14.0x	16.0x	15.5x
Price/Book Ratio	2.2x	2.6x	2.2x
Return on Equity	19.9%	21.3%	19.1%
Earnings Growth Rate	8.3%	8.0%	7.1%
Dividend Yield	2.4%	2.8%	2.0%
Foreign Holdings	20.8%	41.6%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	6.9%	—	—

Subindustry Diversification (% of equity exposure)

			MSCI
			ACWI
			Health
		Fund	Care
Biotechnology		9.3%	8.1%
Consumer Staples		1.8	0.0
Health Care Distributors		5.8	2.6
Health Care Equipment		9.7	11.1
Health Care Facilities		2.1	0.4
Health Care Services		3.4	4.6
Health Care Supplies		0.5	1.0
Health Care Technology		1.8	0.4
Industrials		0.3	0.0
Life Sciences Tools &
Services		0.3	2.7
Managed Health Care		14.6	5.3
Materials		1.2	0.0
Pharmaceuticals		49.2	63.8

Volatility Measures
	Spliced	DJ
	Health	U.S. Total
	Care	Market
	Index	Index
R-Squared	0.95	0.61
Beta	0.91	0.59
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	6.3%
UnitedHealth Group Inc.	Managed Health
	Care	4.5
Roche Holding AG	Pharmaceuticals	3.9
Forest Laboratories Inc.	Pharmaceuticals	3.8
Pfizer Inc.	Pharmaceuticals	3.8
Amgen Inc.	Biotechnology	3.8
McKesson Corp.	Health Care
	Distributors	3.7
AstraZeneca plc	Pharmaceuticals	3.2
Abbott Laboratories	Pharmaceuticals	3.1
Eli Lilly & Co.	Pharmaceuticals	2.9
Top Ten		39.0%
The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland		6.0%
United Kingdom		4.0
Germany		1.2
Other		1.9
Subtotal		13.1%
Pacific
Japan		8.5%
Middle East		0.7%
North America
United States		77.7%

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares.

10

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Health Care Fund Investor Shares	12.50%	3.98%	7.15%	$19,952
Dow Jones U.S. Total Stock Market
Index	3.55	0.88	4.55	15,604

Spliced Health Care Index	10.99	2.46	2.48	12,774
Global Health/Biotechnology Funds
Average	10.06	2.07	3.87	14,612

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	12.57%	4.04%	7.23%	$100,523
Dow Jones U.S. Total Stock Market Index	3.55	0.88	4.55	78,018
Spliced Health Care Index	10.99	2.46	2.48	63,871

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

11

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	11.45%	4.03%	6.72%
Admiral Shares	11/12/2001	11.51	4.10	6.80

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

12

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.2%)
United States (72.4%)
Biotechnology (8.7%)
	Amgen Inc.	11,958,355	812,092
*	Gilead Sciences Inc.	7,892,100	385,450
*	Biogen Idec Inc.	2,220,000	261,782
*	Vertex Pharmaceuticals
	Inc.	2,743,700	101,380
*	United Therapeutics
	Corp.	1,787,000	87,885
*	Regeneron
	Pharmaceuticals Inc.	692,200	62,893
*	Onyx Pharmaceuticals
	Inc.	1,452,700	59,473
*	Cubist Pharmaceuticals
	Inc.	1,323,142	54,011
*	Ironwood
	Pharmaceuticals Inc.	2,000,000	30,000
			1,854,966
Chemicals (1.1%)
	Sigma-Aldrich Corp.	3,380,000	229,975

Food & Staples Retailing (1.7%)
	Walgreen Co.	10,294,700	343,431
	CVS Caremark Corp.	300,000	12,525
			355,956
Health Care Equipment & Supplies (9.5%)
	Medtronic Inc.	10,901,100	420,455
	St. Jude Medical Inc.	9,010,900	375,845
*	Boston Scientific Corp.	46,800,000	278,928
	Becton Dickinson and
	Co.	3,102,500	243,267
	Baxter International Inc.	3,700,000	205,276
*	Zimmer Holdings Inc.	2,400,000	145,800
*	CareFusion Corp.	4,734,654	113,395
	Covidien plc	2,150,000	110,725
	DENTSPLY International
	Inc.	2,485,400	93,799

			Market
			Value
		Shares	($000)
*	NuVasive Inc.	1,680,103	26,042
	STERIS Corp.	803,083	24,157
			2,037,689
Health Care Providers & Services (23.9%)
	UnitedHealth Group Inc.	18,685,100	967,701
	McKesson Corp.	9,789,900	800,031
	Humana Inc.	6,210,094	552,823
	WellPoint Inc.	7,902,400	508,282
	Quest Diagnostics Inc.	6,185,400	359,248
	Cigna Corp.	7,510,600	336,700
	Cardinal Health Inc.	6,236,708	268,366
*,1	Coventry Health Care Inc.	8,527,500	256,422
*	Laboratory Corp. of
	America Holdings	2,681,360	245,049
*,1	Health Net Inc.	4,613,458	174,112
	Universal Health
	Services Inc. Class B	4,120,800	170,148
*,1	Health Management
	Associates Inc. Class A	15,556,900	99,720
	Aetna Inc.	2,250,000	98,325
	Owens & Minor Inc.	3,000,000	91,230
*	HCA Holdings Inc.	3,300,000	80,652
*	Tenet Healthcare Corp.	5,600,000	29,624
*	DaVita Inc.	354,600	29,010
*	Vanguard Health
	Systems Inc.	2,556,780	28,610
*	WellCare Health Plans
	Inc.	349,000	20,856
*	HealthSouth Corp.	386,000	7,446
			5,124,355
Health Care Technology (1.6%)
*	Cerner Corp.	5,800,000	353,162

Life Sciences Tools & Services (0.3%)
*	PAREXEL International Corp.2,740,400		66,044

Machinery (0.3%)
	Pall Corp.	1,174,600	70,100

13

	Health Care Fund

			Market
			Value
		Shares	($000)
	Pharmaceuticals (25.3%)
	Merck & Co. Inc.	35,390,648	1,354,046
*,1	Forest Laboratories Inc.	25,903,000	823,198
	Pfizer Inc.	38,083,888	814,995
	Abbott Laboratories	12,400,000	671,460
	Eli Lilly & Co.	15,864,300	630,447
	Bristol-Myers Squibb Co.	11,603,061	374,083
	Johnson & Johnson	4,500,000	296,595
	Perrigo Co.	2,209,100	211,190
*	Watson Pharmaceuticals
	Inc.	1,700,000	99,671
*	Salix Pharmaceuticals
	Ltd.	1,554,300	74,917
*	Hospira Inc.	2,095,070	72,196
*	Warner Chilcott plc
	Class A	232,200	3,917
			5,426,715
	Total United States		15,518,962
	International (20.8%)
	Belgium (0.8%)
	UCB SA	4,175,704	170,091

	France (0.4%)
	Sanofi	671,976	49,823
	Ipsen SA	1,400,000	41,139
			90,962
	Germany (1.1%)
	Bayer AG	2,694,656	189,293
	Fresenius Medical Care
	AG & Co. KGaA	611,950	43,751
			233,044
	Ireland (0.6%)
*	Elan Corp. plc ADR	8,894,800	121,058
*	Alkermes plc	320,000	6,019
			127,077
	Israel (0.6%)
	Teva Pharmaceutical
	Industries Ltd. ADR	2,950,000	133,133

	Japan (8.0%)
	Astellas Pharma Inc.	14,365,700	590,295
	Daiichi Sankyo Co. Ltd.	13,001,500	248,217
	Takeda Pharmaceutical
	Co. Ltd.	5,599,900	243,454
	Eisai Co. Ltd.	5,793,700	240,154
	Shionogi & Co. Ltd.	10,966,234	146,561
	Mitsubishi Tanabe
	Pharma Corp.	7,100,000	100,338
	Chugai Pharmaceutical
	Co. Ltd.	5,321,700	84,774
	Ono Pharmaceutical Co.
	Ltd.	960,000	54,209
			1,708,002

		Market
		Value
	Shares	($000)
Switzerland (5.5%)
Roche Holding AG	4,273,977	725,100
Novartis AG	4,969,880	269,732
Roche Holding AG
(Bearer)	664,320	116,537
Novartis AG ADR	1,461,400	79,442
		1,190,811
United Kingdom (3.8%)
AstraZeneca plc	14,181,500	683,032
GlaxoSmithKline plc ADR	2,742,381	122,145
		805,177
Total International		4,458,297
Total Common Stocks
(Cost $12,685,361)		19,977,259
Temporary Cash Investments (6.9%)

	Face
	Amount
	($000)
Repurchase Agreements (5.0%)
Bank of America
Securities LLC 0.220%,
2/1/12 (Dated 1/31/12,
Repurchase Value
$168,601,000,
collateralized by Federal
National Mortgage Assn.
4.000%–4.500%,
12/1/40–1/1/42)	168,600	168,600
Deutsche Bank Securities
Inc. 0.240%, 2/1/12
(Dated 1/31/12,
Repurchase Value
$122,301,000,
collateralized by Federal
National Mortgage Assn.
3.500%–6.000%,
7/1/23–8/1/41)	122,300	122,300
HSBC Bank USA 0.220%,
2/1/12 (Dated 1/31/12,
Repurchase Value
$660,104,000,
collateralized by Federal
National Mortgage Assn.
4.000%–6.500%,
12/1/23–12/1/41)	660,100	660,100

14

Health Care Fund

	Face	Market
	Amount	Value
	($000)	($000)
UBS Securities LLC
0.240%, 2/1/12
(Dated 1/31/12,
Repurchase Value
$126,801,000,
collateralized by Federal
Home Loan Mortgage
Corp. 3.000%–4.500%,
10/1/26–7/1/41)	126,800	126,800
		1,077,800
Commercial Paper (1.9%)
General Electric Capital
Corp., 0.200%, 5/22/12	200,000	199,876
General Electric Capital
Services Inc., 0.290%,
4/10/12	200,000	199,922
		399,798
Total Temporary Cash Investments
(Cost $1,477,566)		1,477,598
Total Investments (100.1%)
(Cost $14,162,927)		21,454,857
Other Assets and Liabilities (-0.1%)
Other Assets		62,828
Liabilities		(87,219)
		(24,391)
Net Assets (100%)		21,430,466

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		21,454,857
Receivables for Investment
Securities Sold		28,502
Receivables for Capital Shares Issued		8,463
Other Assets		25,863
Total Assets		21,517,685
Liabilities
Payables for Investment
Securities Purchased		10,913
Payables for Capital Shares Redeemed		8,455
Other Liabilities		67,851
Total Liabilities		87,219
Net Assets		21,430,466

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	14,179,930
Overdistributed Net Investment Income	(49,588)
Accumulated Net Realized Gains	9,898
Unrealized Appreciation (Depreciation)
Investment Securities	7,291,930
Forward Currency Contracts	(1,884)
Foreign Currencies	180
Net Assets	21,430,466

Investor Shares—Net Assets
Applicable to 64,128,032 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,462,199
Net Asset Value Per Share—
Investor Shares	$131.96

Admiral Shares—Net Assets
Applicable to 232,920,905 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,968,267
Net Asset Value Per Share—
Admiral Shares	$55.68

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	426,449
Interest	2,123
Security Lending	2,443
Total Income	431,015
Expenses
Investment Advisory Fees—Note B	30,997
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,376
Management and Administrative—Admiral Shares	15,923
Marketing and Distribution—Investor Shares	1,550
Marketing and Distribution—Admiral Shares	1,927
Custodian Fees	476
Auditing Fees	29
Shareholders’ Reports—Investor Shares	167
Shareholders’ Reports—Admiral Shares	32
Trustees’ Fees and Expenses	44
Total Expenses	66,521
Net Investment Income	364,494
Realized Net Gain (Loss)
Investment Securities Sold[2]	726,353
Foreign Currencies and Forward Currency Contracts	(16,977)
Realized Net Gain (Loss)	709,376
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,355,899
Foreign Currencies and Forward Currency Contracts	682
Change in Unrealized Appreciation (Depreciation)	1,356,581
Net Increase (Decrease) in Net Assets Resulting from Operations	2,430,451

1 Dividends are net of foreign withholding taxes of $15,810,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $121,949,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	364,494	332,268
Realized Net Gain (Loss)	709,376	495,846
Change in Unrealized Appreciation (Depreciation)	1,356,581	664,193
Net Increase (Decrease) in Net Assets Resulting from Operations	2,430,451	1,492,307
Distributions
Net Investment Income
Investor Shares	(137,158)	(137,642)
Admiral Shares	(217,791)	(186,814)
Realized Capital Gain[1]
Investor Shares	(320,941)	(249,625)
Admiral Shares	(484,740)	(269,464)
Total Distributions	(1,160,630)	(843,545)
Capital Share Transactions
Investor Shares	(517,566)	(3,590,779)
Admiral Shares	772,975	2,535,574
Net Increase (Decrease) from Capital Share Transactions	255,409	(1,055,205)
Total Increase (Decrease)	1,525,230	(406,443)
Net Assets
Beginning of Period	19,905,236	20,311,679
End of Period[2]	21,430,466	19,905,236

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $79,746,000 and $15,575,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($49,588,000) and ($36,363,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$124.30	$120.06	$99.12	$133.80	$149.69
Investment Operations
Net Investment Income	2.300	2.046	1.902	1.998	2.766[1]
Net Realized and Unrealized Gain (Loss)
on Investments	12.780	7.404	21.530	(25.229)	(5.317)
Total from Investment Operations	15.080	9.450	23.432	(23.231)	(2.551)
Distributions
Dividends from Net Investment Income	(2.237)	(2.007)	(1.761)	(1.925)	(2.747)
Distributions from Realized Capital Gains	(5.183)	(3.203)	(.731)	(9.524)	(10.592)
Total Distributions	(7.420)	(5.210)	(2.492)	(11.449)	(13.339)
Net Asset Value, End of Period	$131.96	$124.30	$120.06	$99.12	$133.80

Total Return[2]	12.50%	7.95%	23.63%	-17.44%	-1.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,462	$8,447	$11,692	$10,478	$14,314
Ratio of Total Expenses to
Average Net Assets	0.35%	0.35%	0.36%	0.29%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.72%	1.67%	1.73%	1.64%	1.78%[1]
Portfolio Turnover Rate	8%	9%	6%	12%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.585 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction or account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$52.45	$50.67	$41.83	$56.47	$63.19
Investment Operations
Net Investment Income	1.005	.891	.835	.879	1.220[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.392	3.115	9.091	(10.648)	(2.257)
Total from Investment Operations	6.397	4.006	9.926	(9.769)	(1.037)
Distributions
Dividends from Net Investment Income	(.980)	(.874)	(.777)	(.852)	(1.212)
Distributions from Realized Capital Gains	(2.187)	(1.352)	(.309)	(4.019)	(4.471)
Total Distributions	(3.167)	(2.226)	(1.086)	(4.871)	(5.683)
Net Asset Value, End of Period	$55.68	$52.45	$50.67	$41.83	$56.47

Total Return[2]	12.57%	7.99%	23.72%	-17.38%	-1.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,968	$11,459	$8,619	$7,576	$10,513
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.29%	0.22%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.77%	1.72%	1.80%	1.71%	1.86%[1]
Portfolio Turnover Rate	8%	9%	6%	12%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.247 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction or account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted.

Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

20

Health Care Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2012, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

21

Health Care Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $3,364,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	15,518,962	—	—
Common Stocks—International	461,797	3,996,500	—
Temporary Cash Investments	—	1,477,598	—
Forward Currency Contracts—Liabilities	—	(1,884)	—
Total	15,980,759	5,472,214	—

At January 31, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America NA	2/23/12	USD	19,062,436	JPY	250,080	(1,884)

JPY—Japanese yen.
USD—U.S. dollar.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

22

Health Care Fund

During the year ended January 31, 2012, the fund realized net foreign currency losses of $5,183,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $19,498,000 on the fund’s passive foreign investment company holdings through October 31, 2011 (the most recent previous mark-to-market date for tax purposes), has been distributed and is reflected in the balance of overdistributed net investment income. Since October 31, 2011, the fund’s passive foreign investment company holdings have appreciated in value by $3,968,000, increasing the amount of taxable income available for distribution as of January 31, 2012. Unrealized appreciation of the fund’s passive foreign investment company holdings at January 31, 2012, was $23,466,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $17,587,000 from overdistributed net investment income, and $34,266,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2012, the fund had $16,208,000 of ordinary income and $8,659,000 of long-term capital gains available for distribution.

At January 31, 2012, the cost of investment securities for tax purposes was $14,186,393,000. Net unrealized appreciation of investment securities for tax purposes was $7,268,464,000, consisting of unrealized gains of $7,847,370,000 on securities that had risen in value since their purchase and $578,906,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $1,483,607,000 of investment securities and sold $2,108,639,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	721,109	5,453	498,477	4,155
Issued in Lieu of Cash Distributions	436,880	3,494	369,784	3,003
Redeemed[1]	(1,675,555)	(12,775)	(4,459,040)	(36,589)
Net Increase (Decrease)—Investor Shares	(517,566)	(3,828)	(3,590,779)	(29,431)
Admiral Shares
Issued	1,204,865	21,697	3,306,725	63,748
Issued in Lieu of Cash Distributions	640,586	12,144	414,764	7,993
Redeemed[1]	(1,072,476)	(19,374)	(1,185,915)	(23,405)
Net Increase (Decrease)—Admiral Shares	772,975	14,467	2,535,574	48,336
1 Net of redemption fees for fiscal 2012 and 2011 of $1,116,000 and $727,000, respectively (fund totals).

23

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2011		Proceeds from		Jan. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cephalon Inc.	337,419	5,721	456,575	—	—
Coventry Health Care Inc.	258,566	—	3,203	—	256,422
Forest Laboratories Inc.	914,668	10,019	94,611	—	823,198
Health Management Associates Inc.
Class A	131,558	12,348	2,845	—	99,720
Health Net Inc.	N/A1	2,444	5,049	—	174,112
NuVasive Inc.	59,526	—	14,774	—	N/A2
	1,701,737				1,353,452

1 Not applicable—At January 31, 2011 the issuer was not an affiliated company of the fund.
2 Not applicable—At January 31, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 12, 2012

Special 2011 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $756,872,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $404,686,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 59.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.50%	3.98%	7.15%
Returns After Taxes on Distributions	11.51	2.97	6.20
Returns After Taxes on Distributions and Sale of Fund Shares	9.26	3.22	6.02

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2011	1/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,019.37	$1.78
Admiral Shares	1,000.00	1,019.66	1.53
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services) and Hewlett-
F. William McNabb III	Packard Co. (electronic computer manufacturing);
Born 1957. Trustee Since July 2009. Chairman of the	Senior Advisor at New Mountain Capital; Trustee
Board. Principal Occupation(s) During the Past Five	of The Conference Board; Member of the Board of
Years: Chairman of the Board of The Vanguard Group,	Managers of Delphi Automotive LLP (automotive
Inc., and of each of the investment companies served	components).
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/consumer products); Director of
Monroe Community College Foundation, and North	Skytop Lodge Corporation (hotels), the University
Carolina A&T University.	Medical Center at Princeton, the Robert Wood
Johnson Foundation, and the Center for Work Life
Rajiv L. Gupta	Policy; Member of the Advisory Board of the
Born 1945. Trustee Since December 2001.[2]	Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.

F. Joseph Loughrey	the investment companies served by The Vanguard
Born 1949. Trustee Since October 2009. Principal	Group since 2010; Assistant Controller of each of
Occupation(s) During the Past Five Years: President	the investment companies served by The Vanguard
and Chief Operating Officer (retired 2009) and Vice	Group (2001–2010).
Chairman of the Board (2008–2009) of Cummins Inc.
(industrial machinery); Director of SKF AB (industrial	Thomas J. Higgins
machinery), Hillenbrand, Inc. (specialized consumer	Born 1957. Chief Financial Officer Since September
services), the Lumina Foundation for Education, and	2008. Principal Occupation(s) During the Past Five
Oxfam America; Chairman of the Advisory Council	Years: Principal of The Vanguard Group, Inc.; Chief
for the College of Arts and Letters and Member	Financial Officer of each of the investment companies
of the Advisory Board to the Kellogg Institute for	served by The Vanguard Group since 2008; Treasurer
International Studies at the University of Notre Dame.	of each of the investment companies served by The
Vanguard Group (1998–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt
Occupation(s) During the Past Five Years: George	Born 1955. Treasurer Since November 2008. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Principal
Business School (retired July 2011); Chief Investment	of The Vanguard Group, Inc.; Treasurer of each of
Officer and Managing Partner of HighVista Strategies	the investment companies served by The Vanguard
LLC (private investment firm); Director of Rand	Group since 2008; Assistant Treasurer of each of the
Merchant Bank; Overseer of the Museum of Fine	investment companies served by The Vanguard Group
Arts Boston.	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services) and the National	investment companies served by The Vanguard Group
Association of Manufacturers; Chairman of the Federal	since 2005; Director and Senior Vice President of
Reserve Bank of Cleveland and of University Hospitals	Vanguard Marketing Corporation since 2005;
of Cleveland; Advisory Chairman of the Board of The	Principal of The Vanguard Group (1997–2006).
Cleveland Museum of Art.

Peter F. Volanakis	Vanguard Senior Management Team
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Mortimer J. Buckley	Michael S. Miller
and Chief Operating Officer (retired 2010) of Corning	Kathleen C. Gubanich	James M. Norris
Incorporated (communications equipment); Director of	Paul A. Heller	Glenn W. Reed
Corning Incorporated (2000-2010) and Dow Corning	Martha G. King	George U. Sauter
(2001-2010); Director of SPX Corporation (multi-	Chris D. McIsaac
industry manufacturing), the Corning Foundation, and
the Corning Museum of Glass; Overseer of the Amos	Chairman Emeritus and Senior Advisor
Tuck School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009

Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032012

Annual Report | January 31, 2012

Vanguard REIT Index Fund

> Vanguard REIT Index Fund returned nearly 12% for the fiscal year ended January 31, 2012, closely tracking its benchmark index and finishing ahead of the average return for real estate funds.

> REITs posted double-digit returns for the third straight year and surpassed the broad stock market by a significant margin.

> Most segments of the REIT market delivered solid results, with retail REITs recording the strongest showing.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

 REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

Total
Returns
Vanguard REIT Index Fund
Investor Shares	11.80%
Admiral™ Shares	11.95
Signal® Shares	11.96
Institutional Shares	12.01
ETF Shares
Market Price	11.93
Net Asset Value	11.94
MSCI US REIT Index	12.01
Real Estate Funds Average	11.08
Real Estate Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2011 , Through January 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$18.99	$20.50	$0.439	$0.000	$0.215
Admiral Shares	81.03	87.47	1.948	0.000	0.957
Signal Shares	21.63	23.35	0.520	0.000	0.256
Institutional Shares	12.54	13.54	0.304	0.000	0.149
ETF Shares	57.17	61.72	1.375	0.000	0.675

1

Chairman’s Letter

Dear Shareholder,

Real estate investment trusts weren’t immune to the turmoil that plagued the broader stock market over the past fiscal year, but they emerged from the volatility in much better shape than most market sectors. After two fiscal years of results that topped 40%, REITs registered a more modest––but still commendable–– showing for the year ended January 31, 2012.

Vanguard REIT Index Fund returned about 12% for the period, a performance that was in line with that of its benchmark, the MSCI US REIT Index, a bit better than the average return of its peer group, and more than triple the return of the broader market, as measured by the Dow Jones U.S. Total Stock Market Index.

Most sectors of the REIT market finished the year with solid returns. Retail, specialized, and residential REITs––the portfolio’s largest segments by market capitalization––all made significant contributions to performance. The return of office REITs was more subdued.

If you own the fund in a taxable account, you may wish to review information about its aftertax returns provided later in this report.

Volatility was a constant
in fast-changing markets
For the 12 months ended January 31, the broad U.S. stock market returned 3.55%. This modest result reflected rallies and

2

reversals driven by drama on the global stage, including Europe’s debt crisis and rating agency Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

The recent volatility is consistent with the pattern of the past five years, as suggested by the figures in the Market Barometer. The dramatic differences in average annual returns over the one, three, and fiveyear periods are a consequence of the stock market’s heady spikes and precipitous declines.

Although the outcome was different, this turbulence is also apparent in the returns of international stock markets. In the past 12 months, nonU.S. stock markets delivered negative results. Weakness was widespread, with the worst returns in Europe and Japan.

Modest yields and high returns
in the bond market
Bonds ended the fiscal year with surprisingly strong returns. At the start of the period, the 10year Treasury note’s slender yield of 3.38% seemed like a good reason to temper expectations. As stock market volatility spiked and investors put a premium on safety, however, yields moved lower still. The 10year Tnote finished the period at 1.80%. The Barclays Capital U.S. Aggregate Bond Index, a broad taxable bond market benchmark, returned 8.66%.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	3.95%	20.01%	0.55%
Russell 2000 Index (Small-caps)	2.86	23.03	1.19
Dow Jones U.S. Total Stock Market Index	3.55	20.54	0.88
MSCI All Country World Index ex USA (International)	-8.75	16.70	-1.71

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.66%	7.40%	6.70%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	14.10	8.10	5.76
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.10	1.27

CPI
Consumer Price Index	2.93%	2.39%	2.29%

3

Municipal bonds did even better, as prices snapped back from a feardriven plunge in the months preceding the new fiscal year. Although last year’s low expectations proved misguided, it’s worth remembering that low yields do imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes.

Savings instruments such as the 3month Treasury bill returned a little more than 0%, consistent with the Federal Reserve’s target for the shortestterm interest rates.

REIT stocks trumped
the broader U.S. market
REITs own and sometimes operate properties that produce income. Their fortunes are tied to occupancy rates, and supply and demand dictates what they can charge for rent. To qualify as a REIT, a company must distribute at least 90% of its taxable income to investors as dividends, and in an environment of low interest rates, REITs have attracted yieldstarved investors. It’s worth remembering, of course, that REITs offer high dividend yields not because they are necessarily any better than other companies at generating income, but because they must pay out just about all of their earnings.

Although REITs hit some air pockets over the recent period, investors still found them desirable, especially compared with the broader market. Just like the broader market, REITs climbed at the fiscal year’s start, dropped over the second and third

Expense Ratios
Your Fund Compared With Its Peer Group

						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.12%	0.12%	0.08%	0.12%	1.33%

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the fund’s expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Real Estate Funds.

4

quarters as investors worried about the possible impact of Europe’s debt crisis on the U.S. economy, and rallied again in the fourth as the economy showed signs of improvement. But REITs’ peaks were higher than those of the broader market, and their valleys not as low.

Within the retail group, highend shopping malls and centers were the brightest spots, benefiting from a surge in luxury spending. The popularity of internet shopping hasn’t prevented upscale consumers from flocking to destination stores, many of which occupy space in highrent malls and shopping districts.

On the other hand, residential and specialized REITs benefited from the continued effects of the economic crisis. The sour housing market pushed demand for rentals up, which helped residential REITs, and gave a boost to the selfstorage industry, a top performer in specialized REITs.

Office REITs delivered a mixed performance. Many companies, still wary after the financial crisis’s wreckage, haven’t shifted into a hiring mode. The two smallest areas of the market, industrial and diversified REITs, turned in flat and negative results, respectively.

Impressive long-term record
despite periods of turmoil
Over the past decade, the Investor Shares of the REIT Index Fund have posted an average annual return of 10.91%. Although the REIT market faced great challenges, including the severe subprime mortgage

Total Returns
Ten Years Ended January 31, 2012

Average
Annual Return
REIT Index Fund Investor Shares	10.91%
REIT Spliced Index	10.92
Real Estate Funds Average	10.25

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

Real Estate Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

problems that triggered the financial crisis and recession, it has significantly outperformed the broader market over the decade.

The portfolio has captured the REIT market’s strength by closely tracking its benchmark index. That it has done so is a tribute to the experience and skill of the portfolio’s advisor, Vanguard Quantitative Equity Group. The group’s efforts are aided by the portfolio’s low operating expenses.

REITs can further diversify
a well-constructed program
While the REIT Index Fund has produced a notable record over the past decade, it’s important to remember that REITs are narrowly focused investments that can experience a high degree of volatility. The solid––even sensational––gains of the last three years were preceded by fiscalyear returns of about –48% for 2009 and –23% for 2008.

A good way to prepare for these unpredictable, but inevitable, reversals is to construct a balanced portfolio of stock, bond, and money market funds that is tailored to your specific goals, time horizon, and risk tolerance. Diversification and balance give you the opportunity to benefit from the longterm growth potential in riskier assets while offering some protection against shortterm setbacks.

For those investors who can tolerate the highs and lows that inevitably accompany a narrowly focused investment, the REIT Index Fund, with its low expenses, can play a role in a welldiversified investment program.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2012

6

REIT Index Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional
	Shares	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio[1]	0.26%	0.12%	0.12%	0.08%	0.12%

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	Index
Number of Stocks	112	111	3,738
Median Market Cap	$11.0B	$11.0B	$32.6B
Price/Earnings Ratio	61.0x	60.8x	15.5x
Price/Book Ratio	2.2x	2.2x	2.2x
Return on Equity	4.9%	4.9%	19.1%
Earnings Growth Rate	0.4%	0.3%	7.1%
Dividend Yield	3.6%	3.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Short-Term Reserves	0.7%	—	—
Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REITat the end of its fiscal year.

Subindustry Diversification (% of equity exposure)

			MSCI US
		Fund	REIT Index
Diversified REITs		6.1%	6.0%
Industrial REITs		5.0	4.9
Office REITs		16.1	16.2
Residential REITs		18.4	18.3
Retail REITs		26.3	26.3
Specialized REITs		28.1	28.3

Volatility Measures
		DJ
	REIT	U.S. Total
	Spliced	Market
	Index	Index
R-Squared	1.00	0.70
Beta	1.01	1.33
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	10.3%
Public Storage	Specialized REITs	5.2
Equity Residential	Residential REITs	4.6
HCP Inc.	Specialized REITs	4.4
Ventas Inc.	Specialized REITs	4.3
Boston Properties Inc.	Office REITs	3.9
ProLogis Inc.	Industrial REITs	3.8
Vornado Realty Trust	Diversified REITs	3.5
AvalonBay Communities
Inc.	Residential REITs	3.3
Host Hotels & Resorts
Inc.	Specialized REITs	3.0
Top Ten		46.3%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares.

7

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Investor Shares	11.80%	-1.43%	10.91%	$28,160
Dow Jones U.S. Total Stock Market
Index	3.55	0.88	4.55	15,604
REIT Spliced Index	12.01	-1.46	10.92	28,202
Real Estate Funds Average	11.08	-2.56	10.25	26,536

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

Real Estate Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Admiral Shares	11.95%	-1.31%	11.00%	$28,406
Dow Jones U.S. Total Stock Market Index	3.55	0.88	4.55	15,604
REIT Spliced Index	12.01	-1.46	10.92	28,202

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

8

REIT Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(6/4/2007)	Investment
REIT Index Fund Signal Shares	11.96%	-0.45%	$9,794
Dow Jones U.S. Total Stock Market Index	3.55	-0.67	9,694
REIT Spliced Index	12.01	-0.60	9,725

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/2/2003)	Investment
REIT Index Fund Institutional Shares	12.01%	-1.28%	9.24%	$10,291,608
Dow Jones U.S. Total Stock Market Index	3.55	0.88	5.37	7,660,974
REIT Spliced Index	12.01	-1.46	9.11	10,191,825

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/23/2004)	Investment
REIT Index Fund
ETF Shares Net Asset Value	11.94%	-1.32%	8.32%	$17,998
Dow Jones U.S. Total Stock Market Index	3.55	0.88	5.27	14,595
REIT Spliced Index	12.01	-1.46	8.21	17,872

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares:September 23, 2004 , Through January 31, 2012

			Since
	One	Five	Inception
	Year	Years	(9/23/2004)
REIT Index Fund
ETF Shares Market Price	11.93%	-6.45%	79.92%
REIT Index Fund
ETF Shares Net Asset Value	11.94	-6.42	79.98
REIT Spliced Index	12.01	-7.07	78.72

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year. The fee does not apply to the ETF Shares.

9

REIT Index Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	8.47%	-1.06%	10.19%
Admiral Shares	11/12/2001	8.62	-0.93	10.28
Signal Shares	6/4/2007	8.62	—	-1.81[1]
Institutional Shares	12/2/2003	8.70	-0.90	8.50[1]
ETF Shares	9/23/2004
Market Price		8.60	-0.91	7.49[1]
Net Asset Value		8.62	-0.94	7.49[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year. The fee does not apply to the ETF

Shares.

10

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Real Estate Investment Trusts (99.5%)[1]
Diversified REITs (6.1%)
2	Vornado Realty Trust	9,475,363	766,367
2	Liberty Property Trust	6,602,790	219,807
2	Washington Real Estate
	Investment Trust	3,769,036	112,317
	PS Business Parks Inc.	1,128,667	70,135
	American Assets
	Trust Inc.	1,906,104	42,201
2	Cousins Properties Inc.	5,331,204	39,291
2	Investors Real
	Estate Trust	4,640,622	34,434
2	Retail Opportunity
	Investments Corp.	2,781,506	32,989
2	Winthrop Realty Trust	1,692,894	20,230
*,2	CapLease Inc.	3,692,499	15,361
			1,353,132
Industrial REITs (4.9%)
2	ProLogis Inc.	26,202,523	830,882
2	DCT Industrial Trust Inc.	14,053,025	77,573
2	EastGroup Properties Inc.	1,544,859	73,381
*,2	First Industrial
	Realty Trust Inc.	4,697,287	53,925
2	First Potomac
	Realty Trust	2,858,874	42,540
	Monmouth Real Estate
	Investment Corp.
	Class A	1,652,554	15,385
			1,093,686
Office REITs (16.1%)
2	Boston Properties Inc.	8,386,183	872,582
^,2	Digital Realty Trust Inc.	5,672,964	401,986
2	SL Green Realty Corp.	4,878,777	358,736
2	Alexandria Real Estate
	Equities Inc.	3,535,406	255,999
2	Duke Realty Corp.	14,430,547	193,225
2	Piedmont Office Realty
	Trust Inc. Class A	9,865,995	182,718
2	BioMed Realty Trust Inc.	8,781,202	163,067

			Market
			Value
		Shares	($000)
2	Douglas Emmett Inc.	6,921,300	144,724
2	Mack-Cali Realty Corp.	4,969,337	142,918
2	Kilroy Realty Corp.	3,337,386	138,935
2	Highwoods
	Properties Inc.	4,132,919	136,758
2	Corporate Office
	Properties Trust	4,105,155	99,468
2	DuPont Fabros
	Technology Inc.	3,564,661	90,899
2	Brandywine Realty Trust	7,737,174	82,324
	CommonWealth REIT	3,775,107	74,256
2	Lexington Realty Trust	8,111,111	69,756
	Government Properties
	Income Trust	2,146,871	51,740
2	Franklin Street
	Properties Corp.	4,184,844	42,644
2	Coresite Realty Corp.	1,133,015	22,717
	Hudson Pacific
	Properties Inc.	1,150,423	17,682
*,2	Parkway Properties Inc.	1,261,638	12,200
			3,555,334
Residential REITs (18.3%)
2	Equity Residential	16,925,250	1,007,899
2	AvalonBay
	Communities Inc.	5,368,428	730,160
2	UDR Inc.	12,506,336	325,415
2	Camden Property Trust	4,448,485	286,927
2	Essex Property Trust Inc.	1,930,397	277,977
2	BRE Properties Inc.	4,266,401	221,085
2	American Campus
	Communities Inc.	3,969,274	169,885
*,2	Apartment Investment
	& Management Co.	6,896,101	169,368
2	Home Properties Inc.	2,726,395	162,439
2	Equity Lifestyle
	Properties Inc.	2,206,941	154,795
2	Mid-America Apartment
	Communities Inc.	2,120,270	135,528
2	Post Properties Inc.	2,881,303	128,765

11

REIT Index Fund

			Market
			Value
		Shares	($000)
2	Colonial Properties Trust	4,709,504	100,689
2	Sun Communities Inc.	1,401,899	56,230
2	Education Realty
	Trust Inc.	5,144,048	55,041
2	Associated Estates
	Realty Corp.	2,372,105	39,638
2	Campus Crest
	Communities Inc.	1,752,062	18,730
			4,040,571
Retail REITs (26.2%)
2	Simon Property
	Group Inc.	16,759,652	2,276,966
2	Kimco Realty Corp.	23,233,015	424,002
2	Macerich Co.	7,530,564	408,910
	General Growth
	Properties Inc.	24,835,805	391,909
2	Federal Realty
	Investment Trust	3,585,287	338,666
2	Realty Income Corp.	7,603,884	276,781
2	Taubman Centers Inc.	3,304,658	221,511
2	Regency Centers Corp.	5,132,337	212,068
	DDR Corp.	12,622,943	174,954
2	National Retail
	Properties Inc.	5,902,624	159,430
2	Weingarten Realty
	Investors	6,553,071	159,043
2	Tanger Factory
	Outlet Centers	4,904,572	144,685
2	CBL & Associates
	Properties Inc.	8,046,010	139,759
	Equity One Inc.	3,599,814	67,856
2	Glimcher Realty Trust	6,133,871	59,069
2	Acadia Realty Trust	2,430,866	51,097
	Alexander’s Inc.	116,556	45,224
2	Inland Real Estate Corp.	5,072,421	43,369
2	Pennsylvania Real Estate
	Investment Trust	3,021,495	37,104
	Getty Realty Corp.	1,525,841	25,573
2	Ramco-Gershenson
	Properties Trust	2,201,871	25,476
	Saul Centers Inc.	702,344	25,032
	Urstadt Biddle
	Properties Inc. Class A	1,122,783	21,962
2	Excel Trust Inc.	1,677,865	21,309
2	Kite Realty Group Trust	3,447,414	17,237
*	Cedar Realty Trust Inc.	3,301,539	16,475
†	Rouse Properties Inc.	930,694	11,503
	Urstadt Biddle
	Properties Inc.	69,255	1,308
			5,798,278
Specialized REITs (27.9%)
	Public Storage	8,281,110	1,149,915
2	HCP Inc.	23,244,244	976,956
2	Ventas Inc.	16,436,182	958,394

			Market
			Value
		Shares	($000)
2	Host Hotels &
	Resorts Inc.	40,310,837	661,904
2	Health Care REIT Inc.	10,833,681	619,795
	Senior Housing
	Properties Trust	7,216,263	163,665
2	Extra Space Storage Inc.	5,112,072	134,550
2	LaSalle Hotel Properties	4,857,109	131,385
^,2	Omega Healthcare
	Investors Inc.	5,885,373	122,651
	Hospitality
	Properties Trust	5,047,508	122,301
2	Entertainment
	Properties Trust	2,663,588	118,450
2	DiamondRock
	Hospitality Co.	9,555,355	100,713
2	RLJ Lodging Trust	5,462,617	97,453
2	Healthcare Realty
	Trust Inc.	4,442,951	93,613
2	CubeSmart	6,484,235	73,791
2	Sovran Self Storage Inc.	1,581,480	73,570
2	Medical Properties
	Trust Inc.	6,376,790	68,359
	National Health
	Investors Inc.	1,344,822	65,103
2	Pebblebrook Hotel Trust	2,905,531	64,445
*,2	Sunstone Hotel
	Investors Inc.	6,756,334	62,766
2	LTC Properties Inc.	1,731,980	55,337
*	Strategic Hotels
	& Resorts Inc.	8,476,909	52,642
2	Hersha Hospitality
	Trust Class A	8,728,132	47,394
2	Sabra Health Care
	REIT Inc.	2,105,688	29,943
2	Chesapeake
	Lodging Trust	1,745,002	29,717
*	Ashford Hospitality
	Trust Inc.	3,108,379	28,006
2	Universal Health Realty
	Income Trust	685,553	27,415
*,2	FelCor Lodging Trust Inc.	6,758,810	25,751
*,2	Summit Hotel
	Properties Inc.	1,557,965	14,567
2	Cogdell Spencer Inc.	2,769,514	11,770
			6,182,321
Total Real Estate Investment Trusts
(Cost $18,773,168)			22,023,322
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.8%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.096%	174,712,989	174,713

12

REIT Index Fund

	Face	Market
Amount		Value
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
5 Federal Home Loan Bank
Discount Notes,
0.030%, 2/8/12	3,000	3,000
6 Freddie Mac
Discount Notes,
0.040%, 2/15/12	3,000	3,000
6 Freddie Mac
Discount Notes,
0.050%, 4/4/12	5,000	4,999
		10,999
Total Temporary Cash Investments
(Cost $185,713)		185,712
Total Investments (100.3%)
(Cost $18,958,881)		22,209,034
Other Assets and Liabilities (-0.3%)
Other Assets		59,241
Liabilities[4]		(130,971)
		(71,730)
Net Assets (100%)		22,137,304

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		22,209,034
Accrued Income Receivable		31,476
Receivables for Capital Shares Issued		16,863
Other Assets		10,902
Total Assets		22,268,275
Liabilities
Security Lending Collateral Payable
to Brokers		51,508
Payables for Investment Securities
Purchased		35,402
Other Liabilities		44,061
Total Liabilities		130,971
Net Assets		22,137,304

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	19,431,292
Overdistributed Net Investment Income	(2,364)
Accumulated Net Realized Losses	(546,913)
Unrealized Appreciation (Depreciation)
Investment Securities	3,250,153
Swap Contracts	5,136
Net Assets	22,137,304

Investor Shares—Net Assets
Applicable to 125,113,936 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,564,512
Net Asset Value Per Share—
Investor Shares	$20.50

Admiral Shares—Net Assets
Applicable to 64,161,836 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,612,309
Net Asset Value Per Share—
Admiral Shares	$87.47

Signal Shares—Net Assets
Applicable to 52,511,477 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,226,091
Net Asset Value Per Share—
Signal Shares	$23.35

Institutional Shares—Net Assets
Applicable to 171,662,037 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,323,982
Net Asset Value Per Share—
Institutional Shares	$13.54

13

REIT Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 168,674,688 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,410,410
Net Asset Value Per Share—
ETF Shares	$61.72

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $49,508,000.
† Non-income-producing security. New issue that has not paid a dividend as of January 31, 2012.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $51,508,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

14

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends[1]	492,842
Interest[1]	149
Security Lending	403
Total Income	493,394
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,117
Management and Administrative—Investor Shares	5,168
Management and Administrative—Admiral Shares	3,794
Management and Administrative—Signal Shares	672
Management and Administrative—Institutional Shares	844
Management and Administrative—ETF Shares	5,695
Marketing and Distribution—Investor Shares	757
Marketing and Distribution—Admiral Shares	810
Marketing and Distribution—Signal Shares	270
Marketing and Distribution—Institutional Shares	508
Marketing and Distribution—ETF Shares	2,503
Custodian Fees	260
Auditing Fees	34
Shareholders’ Reports—Investor Shares	83
Shareholders’ Reports—Admiral Shares	21
Shareholders’ Reports—Signal Shares	12
Shareholders’ Reports—Institutional Shares	17
Shareholders’ Reports—ETF Shares	112
Trustees’ Fees and Expenses	20
Total Expenses	22,697
Net Investment Income	470,697
Realized Net Gain (Loss)
Capital Gain Distributions Received	89,768
Investment Securities Sold	109,563
Swap Contracts	21,058
Realized Net Gain (Loss)[1]	220,389
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,515,804
Swap Contracts	(14,655)
Change in Unrealized Appreciation (Depreciation)	1,501,149
Net Increase (Decrease) in Net Assets Resulting from Operations	2,192,235

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $431,962,000, $143,000, and $220,657,000, respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

15

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	470,697	330,632
Realized Net Gain (Loss)	220,389	707,808
Change in Unrealized Appreciation (Depreciation)	1,501,149	3,581,425
Net Increase (Decrease) in Net Assets Resulting from Operations	2,192,235	4,619,865
Distributions
Net Investment Income
Investor Shares	(58,500)	(135,406)
Admiral Shares	(119,159)	(88,776)
Signal Shares	(25,078)	(23,109)
Institutional Shares	(45,416)	(48,372)
ETF Shares	(215,013)	(227,850)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Return of Capital
Investor Shares	(28,724)	—
Admiral Shares	(58,509)	—
Signal Shares	(12,314)	—
Institutional Shares	(22,300)	—
ETF Shares	(105,574)	—
Total Distributions	(690,587)	(523,513)
Capital Share Transactions
Investor Shares	(279,552)	(2,088,856)
Admiral Shares	489,968	2,816,862
Signal Shares	308,673	165,550
Institutional Shares	536,824	345,514
ETF Shares	1,682,526	1,620,012
Net Increase (Decrease) from Capital Share Transactions	2,738,439	2,859,082
Total Increase (Decrease)	4,240,087	6,955,434
Net Assets
Beginning of Period	17,897,217	10,941,783
End of Period[1]	22,137,304	17,897,217

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,364,000) and ($4,689,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.99	$14.05	$10.02	$20.38	$27.76
Investment Operations
Net Investment Income	.442	.399	.477	.593	.615
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.722	5.144	4.192	(9.975)	(6.985)
Total from Investment Operations	2.164	5.543	4.669	(9.382)	(6.370)
Distributions
Dividends from Net Investment Income	(.439)	(.603)	(.481)	(.571)	(.622)
Distributions from Realized Capital Gains	—	—	—	(.125)	(.199)
Return of Capital	(.215)	—	(.158)	(.282)	(.189)
Total Distributions	(.654)	(.603)	(.639)	(.978)	(1.010)
Net Asset Value, End of Period	$20.50	$18.99	$14.05	$10.02	$20.38

Total Return[2]	11.80%	40.02%	48.51%	-47.82%	-23.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,565	$2,658	$3,572	$2,274	$4,046
Ratio of Total Expenses to
Average Net Assets	0.24%	0.26%	0.26%	0.21%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.22%	3.94%	3.36%	2.52%
Portfolio Turnover Rate[3]	10%	12%	16%	10%	13%

1 Includes increases from redemption fees of $.00, $.00, $.00, $.00, and $.02.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$81.03	$59.95	$42.74	$86.94	$118.46
Investment Operations
Net Investment Income	1.960	1.806	2.083	2.581	2.707
Net Realized and Unrealized Gain (Loss)
on Investments[1]	7.385	21.948	17.909	(42.527)	(29.817)
Total from Investment Operations	9.345	23.754	19.992	(39.946)	(27.110)
Distributions
Dividends from Net Investment Income	(1.948)	(2.674)	(2.094)	(2.491)	(2.735)
Distributions from Realized Capital Gains	—	—	—	(.535)	(.849)
Return of Capital	(.957)	—	(.688)	(1.228)	(.826)
Total Distributions	(2.905)	(2.674)	(2.782)	(4.254)	(4.410)
Net Asset Value, End of Period	$87.47	$81.03	$59.95	$42.74	$86.94

Total Return[2]	11.95%	40.21%	48.73%	-47.77%	-23.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,612	$4,715	$1,296	$873	$1,706
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.13%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.36%	4.07%	3.46%	2.62%
Portfolio Turnover Rate[3]	10%	12%	16%	10%	13%

1 Includes increases from redemption fees of $.01, $.00, $.01, $.02, and $.10.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

REIT Index Fund

Financial Highlights

Signal Shares

					June 4,
					2007[1] to
For a Share Outstanding				Year Ended January 31,	Jan. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.63	$16.00	$11.41	$23.21	$30.05
Investment Operations
Net Investment Income	.522	.483	.557	.688	.470
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.974	5.862	4.775	(11.353)	(6.311)
Total from Investment Operations	2.496	6.345	5.332	(10.665)	(5.841)
Distributions
Dividends from Net Investment Income	(.520)	(.715)	(.559)	(.664)	(.620)
Distributions from Realized Capital Gains	—	—	—	(.143)	(.192)
Return of Capital	(.256)	—	(.183)	(.328)	(.187)
Total Distributions	(.776)	(.715)	(.742)	(1.135)	(.999)
Net Asset Value, End of Period	$23.35	$21.63	$16.00	$11.41	$23.21

Total Return[2]	11.96%	40.25%	48.68%	-47.77%	-19.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,226	$835	$489	$350	$538
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.14%	0.11%	0.10%[3]
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.36%	4.06%	3.46%	2.62%[3]
Portfolio Turnover Rate[4]	10%	12%	16%	10%	13%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.54	$9.28	$6.61	$13.46	$18.33
Investment Operations
Net Investment Income	.305	.284	.326	.401	.420
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.148	3.395	2.777	(6.591)	(4.605)
Total from Investment Operations	1.453	3.679	3.103	(6.190)	(4.185)
Distributions
Dividends from Net Investment Income	(.304)	(.419)	(.326)	(.386)	(.426)
Distributions from Realized Capital Gains	—	—	—	(.083)	(.131)
Return of Capital	(.149)	—	(.107)	(.191)	(.128)
Total Distributions	(.453)	(.419)	(.433)	(.660)	(.685)
Net Asset Value, End of Period	$13.54	$12.54	$9.28	$6.61	$13.46

Total Return[2]	12.01%	40.24%	48.90%	-47.82%	-23.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,324	$1,614	$907	$504	$722
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.46%	2.40%	4.11%	3.48%	2.63%
Portfolio Turnover Rate[3]	10%	12%	16%	10%	13%

1 Includes increases from redemption fees of $.00, $.00, $.00, $.00, and $.01.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$57.17	$42.30	$30.14	$61.31	$83.55
Investment Operations
Net Investment Income	1.384	1.278	1.473	1.820	1.908
Net Realized and Unrealized Gain (Loss)
on Investments[1]	5.216	15.483	12.651	(29.990)	(21.037)
Total from Investment Operations	6.600	16.761	14.124	(28.170)	(19.129)
Distributions
Dividends from Net Investment Income	(1.375)	(1.891)	(1.478)	(1.757)	(1.931)
Distributions from Realized Capital Gains	—	—	—	(.377)	(.598)
Return of Capital	(.675)	—	(.486)	(.866)	(.582)
Total Distributions	(2.050)	(1.891)	(1.964)	(3.000)	(3.111)
Net Asset Value, End of Period	$61.72	$57.17	$42.30	$30.14	$61.31

Total Return	11.94%	40.19%	48.74%	-47.77%	-23.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,410	$8,075	$4,678	$1,414	$2,082
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.13%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.36%	4.07%	3.46%	2.62%
Portfolio Turnover Rate[2]	10%	12%	16%	10%	13%

1 Includes increases from redemption fees of $.01, $.01, $.01, $.01, and $.04.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund enters into swap transactions to earn the total return on a specified security or index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with the swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

22

REIT Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $3,248,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

23

REIT Index Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	22,023,322	—	—
Temporary Cash Investments	174,713	10,999	—
Swap Contracts—Assets	—	5,136	—
Total	22,198,035	16,135	—

D. At January 31, 2012, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
CommonWealth REIT	7/2/12	GSI	17,020	(0.645%)[1]	3,141
Senior Housing Properties Trust	7/11/12	GSI	45,040	(0.646%)[1]	1,059
Hospitality Properties Trust	8/30/12	GSI	48,420	(0.620%)[1]	936

GSI—Goldman Sachs International.

1 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date plus a 0.35% spread.

At January 31, 2012 the counterparty had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Accordingly, realized losses of $5,206,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

During the year ended January 31, 2012, the fund realized $509,732,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2012, the fund had no ordinary income available for distribution. The fund had available capital losses totaling $426,316,000 to offset future net capital gains. Of this amount, $73,864,000 is subject to expire January 31, 2018. Capital losses of $352,452,000 realized beginning in fiscal 2012 may be carried forward indefinitely but must be used before any expiring loss carryforwards.

24

REIT Index Fund

At January 31, 2012, the cost of investment securities for tax purposes was $19,079,478,000. Net unrealized appreciation of investment securities for tax purposes was $3,129,556,000, consisting of unrealized gains of $4,072,961,000 on securities that had risen in value since their purchase and $943,405,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $5,929,594,000 of investment securities and sold $3,192,333,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	616,468	31,976	1,119,064	66,009
Issued in Lieu of Cash Distributions	83,897	4,515	127,317	7,559
Redeemed[1]	(979,917)	(51,365)	(3,335,237)	(187,837)
Net Increase (Decrease)—Investor Shares	(279,552)	(14,874)	(2,088,856)	(114,269)
Admiral Shares
Issued	931,513	11,395	3,046,641	39,695
Issued in Lieu of Cash Distributions	158,554	1,998	76,303	1,031
Redeemed[1]	(600,099)	(7,419)	(306,082)	(4,162)
Net Increase (Decrease)—Admiral Shares	489,968	5,974	2,816,862	36,564
Signal Shares
Issued	566,444	25,739	321,123	16,049
Issued in Lieu of Cash Distributions	31,742	1,500	19,720	1,017
Redeemed[1]	(289,513)	(13,351)	(175,293)	(8,979)
Net Increase (Decrease)—Signal Shares	308,673	13,888	165,550	8,087
Institutional Shares
Issued	805,740	64,220	520,734	46,474
Issued in Lieu of Cash Distributions	60,743	4,947	43,165	3,829
Redeemed[1]	(329,659)	(26,151)	(218,385)	(19,340)
Net Increase (Decrease)—Institutional Shares	536,824	43,016	345,514	30,963
ETF Shares
Issued	2,952,696	50,521	2,900,778	55,854
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(1,270,170)	(23,100)	(1,280,766)	(25,200)
Net Increase (Decrease)—ETF Shares	1,682,526	27,421	1,620,012	30,654
1 Net of redemption fees for fiscal 2012 and 2011 of $2,201,000 and $1,715,000, respectively (fund totals).

25

REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Jan. 31, 2011			Proceeds From		Jan. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	40,311	12,618	7,540	1,593	51,097
Alexandria Real Estate Equities Inc.	226,629	83,270	37,237	5,965	255,999
AMB Property Corp.	306,798	29,936	17,456	635	NA1
American Campus Communities Inc.	114,126	35,658	19,358	2,478	169,885
Apartment Investment &
Management Co.	162,533	37,240	23,452	—	169,368
Associated Estates Realty Corp.	32,287	8,649	5,509	947	39,638
AvalonBay Communities Inc.	536,504	201,108	106,042	6,078	730,160
BioMed Realty Trust Inc.	124,720	55,294	22,347	3,762	163,067
Boston Properties Inc.	714,506	196,656	111,721	16,044	872,582
Brandywine Realty Trust	83,207	18,977	11,885	2,852	82,324
BRE Properties Inc.	155,336	68,410	29,454	3,658	221,085
Camden Property Trust	201,759	80,444	31,395	4,219	286,927
Campus Crest Communities Inc.	—	24,319	1,908	357	18,730
CapLease Inc.	17,153	5,507	2,240	—	15,361
CBL & Associates Properties Inc.	121,604	36,831	18,865	6,479	139,759
Chesapeake Lodging Trust	17,155	17,598	3,314	1,297	29,717
Cogdell Spencer Inc.	—	17,715	1,101	518	11,770
Colonial Properties Trust	NA2	32,177	11,077	1,250	100,689
CommonWealth REIT	104,486	34,552	39,965	4,599	NA3
Coresite Realty Corp.	—	21,862	1,762	486	22,717
Corporate Office Properties Trust	130,927	34,986	17,813	3,671	99,468
Cousins Properties Inc.	NA2	8,655	6,170	352	39,291
CubeSmart	NA4	26,778	7,600	1,264	73,791
DCT Industrial Trust Inc.	63,617	25,124	10,611	1,263	77,573
DiamondRock Hospitality Co.	109,137	21,349	14,573	2,294	100,713
Digital Realty Trust Inc.	258,083	99,638	41,780	14,288	401,986
Douglas Emmett Inc.	NA2	35,297	16,448	290	144,724
Duke Realty Corp.	187,260	41,261	29,609	314	193,225
DuPont Fabros Technology Inc.	73,806	19,219	10,686	1,633	90,899
EastGroup Properties Inc.	63,886	14,698	10,862	2,545	73,381
Education Realty Trust Inc.	29,855	17,654	5,481	505	55,041
Entertainment Properties Trust	116,245	26,135	19,331	5,327	118,450
Equity Lifestyle Properties Inc.	90,236	58,364	19,722	2,942	154,795
Equity Residential	834,696	234,514	143,531	10,912	1,007,899

26

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2011		Proceeds From		Jan. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Essex Property Trust Inc.	191,192	68,082	30,296	4,905	277,977
Excel Trust Inc.	—	18,814	359	257	21,309
Extra Space Storage Inc.	86,814	29,552	16,253	2,733	134,550
Federal Realty Investment Trust	268,442	68,925	47,044	8,329	338,666
FelCor Lodging Trust Inc.	37,074	14,663	5,973	—	25,751
First Industrial Realty Trust Inc.	NA2	27,344	8,678	—	53,925
First Potomac Realty Trust	42,369	9,704	5,853	795	42,540
Franklin Street Properties Corp.	NA2	11,574	7,701	1,610	42,644
Glimcher Realty Trust	46,936	14,398	6,802	1,512	59,069
HCP Inc.	735,442	265,668	135,060	20,429	976,956
Health Care REIT Inc.	386,747	233,456	81,976	14,441	619,795
Healthcare Realty Trust Inc.	72,625	28,871	9,531	1,287	93,613
Hersha Hospitality Trust Class A	NA2	10,947	6,218	1,466	47,394
Highwoods Properties Inc.	127,528	29,207	20,649	4,621	136,758
Home Properties Inc.	113,412	61,692	20,686	3,521	162,439
Hospitality Properties Trust	166,756	35,186	71,015	10,695	NA3
Host Hotels & Resorts Inc.	666,656	151,749	76,553	5,375	661,904
Inland Real Estate Corp.	NA2	13,255	5,089	1,616	43,369
Investors Real Estate Trust	37,726	7,866	4,213	389	34,434
Kilroy Realty Corp.	108,501	39,168	19,332	884	138,935
Kimco Realty Corp.	398,942	92,895	69,372	11,989	424,002
Kite Realty Group Trust	18,139	3,208	3,045	69	17,237
LaSalle Hotel Properties	105,317	45,438	17,029	623	131,385
Lexington Realty Trust	NA2	23,448	13,358	2,237	69,756
Liberty Property Trust	214,922	47,076	32,113	9,477	219,807
LTC Properties Inc.	NA2	19,895	6,659	2,249	55,337
Macerich Co.	344,024	84,119	59,106	6,222	408,910
Mack-Cali Realty Corp.	151,101	45,442	23,595	6,792	142,918
Medical Properties Trust Inc.	66,357	14,923	10,919	1,927	68,359
Mid-America Apartment
Communities Inc.	113,621	39,188	16,673	3,934	135,528
National Retail Properties Inc.	112,590	54,190	18,293	5,774	159,430
Nationwide Health Properties Inc.	252,397	32,934	16,433	3,116	NA5
Omega Healthcare Investors Inc.	114,744	30,195	13,800	5,952	122,651
Parkway Properties Inc.	20,131	3,319	2,146	—	12,200
Pebblebrook Hotel Trust	42,336	26,374	8,103	1,265	64,445
Pennsylvania Real Estate
Investment Trust	39,004	8,174	5,512	1,109	37,104

27

REIT Index Fund

			Current Period Transactions
Jan. 31, 2011			Proceeds From		Jan. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Piedmont Office Realty
Trust Inc. Class A	NA2	121,760	24,618	7,816	182,718
Post Properties Inc.	97,936	26,089	16,114	722	128,765
ProLogis	451,601	51,965	23,231	128	NA1
ProLogis Inc.	NA1	161,172	77,743	1,730	830,882
Ramco-Gershenson Properties Trust	25,193	5,966	2,791	701	25,476
Realty Income Corp.	222,337	82,787	39,396	10,071	276,781
Regency Centers Corp.	191,767	61,205	31,816	2,875	212,068
Retail Opportunity Investments Corp.	22,249	9,498	3,854	621	32,989
RLJ Lodging Trust	—	89,988	2,099	794	97,453
Sabra Health Care REIT Inc.	23,841	15,302	2,799	1,409	29,943
Senior Housing Properties Trust	170,540	60,938	71,582	6,984	NA3
Simon Property Group Inc.	1,614,275	442,480	337,546	56,495	2,276,966
SL Green Realty Corp.	309,255	94,217	46,798	2,524	358,736
Sovran Self Storage Inc.	57,636	14,169	10,593	2,177	73,570
Strategic Hotels & Resorts Inc.	45,290	13,035	12,185	—	NA3
Summit Hotel Properties Inc.	—	13,780	242	—	14,567
Sun Communities Inc.	NA2	21,591	4,623	197	56,230
Sunstone Hotel Investors Inc.	65,475	12,804	8,992	—	62,766
Tanger Factory Outlet Centers	114,860	33,432	18,989	3,713	144,685
Taubman Centers Inc.	155,550	45,695	25,135	4,126	221,511
UDR Inc.	228,881	110,761	40,440	6,012	325,415
Universal Health Realty Income Trust	23,004	5,580	3,375	827	27,415
Ventas Inc.	473,402	240,206	112,301	27,318	958,394
Vornado Realty Trust	NA2	182,537	130,040	24,072	766,367
Washington Real Estate
Investment Trust	104,158	28,314	16,131	4,147	112,317
Weingarten Realty Investors	152,390	34,458	25,399	7,065	159,043
Winthrop Realty Trust	NA2	6,900	2,114	1,021	20,230
14,548,347				431,962	19,388,495

1 Not applicable—In June 2011, AMB Property Corp. merged with ProLogis to form ProLogis Inc.
2 Not applicable—At January 31, 2011, the issuer was not an affiliated company of the fund.
3 Not applicable—At January 31, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.
4 Not applicable—In September 2011, U-Store-It Trust merged into CubeSmart. (At January 31, 2011, U-Store-It Trust was not an affiliated company of the fund.)
5 Not applicable—In July 2011, Nationwide Health Properties Inc. merged with Ventas Inc.

I. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

28

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 12, 2012

Special 2011 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,103,000 of qualified dividend income to shareholders during the fiscal year.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.80%	-1.43%	10.91%
Returns After Taxes on Distributions	10.89	-2.59	9.39
Returns After Taxes on Distributions and Sale of Fund Shares	7.61	-1.93	8.74

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetica example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2011	1/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,031.75	$1.23
Admiral Shares	1,000.00	1,032.25	0.51
Signal Shares	1,000.00	1,032.47	0.51
Institutional Shares	1,000.00	1,032.55	0.41
ETF Shares	1,000.00	1,032.14	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.70	0.51
Signal Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.80	0.41
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

33

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services) and Hewlett-
F. William McNabb III	Packard Co. (electronic computer manufacturing);
Born 1957. Trustee Since July 2009. Chairman of the	Senior Advisor at New Mountain Capital; Trustee
Board. Principal Occupation(s) During the Past Five	of The Conference Board; Member of the Board of
Years: Chairman of the Board of The Vanguard Group,	Managers of Delphi Automotive LLP (automotive
Inc., and of each of the investment companies served	components).
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/consumer products); Director of
Monroe Community College Foundation, and North	Skytop Lodge Corporation (hotels), the University
Carolina A&T University.	Medical Center at Princeton, the Robert Wood
Johnson Foundation, and the Center for Work Life
Rajiv L. Gupta	Policy; Member of the Advisory Board of the
Born 1945. Trustee Since December 2001.[2]	Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.

F. Joseph Loughrey	the investment companies served by The Vanguard
Born 1949. Trustee Since October 2009. Principal	Group since 2010; Assistant Controller of each of
Occupation(s) During the Past Five Years: President	the investment companies served by The Vanguard
and Chief Operating Officer (retired 2009) and Vice	Group (2001–2010).
Chairman of the Board (2008–2009) of Cummins Inc.
(industrial machinery); Director of SKF AB (industrial	Thomas J. Higgins
machinery), Hillenbrand, Inc. (specialized consumer	Born 1957. Chief Financial Officer Since September
services), the Lumina Foundation for Education, and	2008. Principal Occupation(s) During the Past Five
Oxfam America; Chairman of the Advisory Council	Years: Principal of The Vanguard Group, Inc.; Chief
for the College of Arts and Letters and Member	Financial Officer of each of the investment companies
of the Advisory Board to the Kellogg Institute for	served by The Vanguard Group since 2008; Treasurer
International Studies at the University of Notre Dame.	of each of the investment companies served by The
Vanguard Group (1998–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt
Occupation(s) During the Past Five Years: George	Born 1955. Treasurer Since November 2008. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Principal
Business School (retired July 2011); Chief Investment	of The Vanguard Group, Inc.; Treasurer of each of
Officer and Managing Partner of HighVista Strategies	the investment companies served by The Vanguard
LLC (private investment firm); Director of Rand	Group since 2008; Assistant Treasurer of each of the
Merchant Bank; Overseer of the Museum of Fine	investment companies served by The Vanguard Group
Arts Boston.	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services) and the National	investment companies served by The Vanguard Group
Association of Manufacturers; Chairman of the Federal	since 2005; Director and Senior Vice President of
Reserve Bank of Cleveland and of University Hospitals	Vanguard Marketing Corporation since 2005;
of Cleveland; Advisory Chairman of the Board of The	Principal of The Vanguard Group (1997–2006).
Cleveland Museum of Art.

Peter F. Volanakis	Vanguard Senior Management Team
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	Michael S. Miller
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	James M. Norris
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	Glenn W. Reed
Incorporated (communications equipment); Director of	Martha G. King	George U. Sauter
Corning Incorporated (2000-2010) and Dow Corning	Chris D. McIsaac
(2001-2010); Director of SPX Corporation (multi-
industry manufacturing), the Corning Foundation, and
the Corning Museum of Glass; Overseer of the Amos	Chairman Emeritus and Senior Advisor
Tuck School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
With Hearing Impairment > 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032012

Annual Report | January 31, 2012

Vanguard Dividend Growth Fund

> For the 12 months ended January 31, 2012, Vanguard Dividend Growth Fund returned nearly 10%.

> The fund outperformed the return of its target benchmark and the average return of peer funds.

> The fund benefited from its focus on high-quality, large-capitalization companies, most notably in the health care, consumer discretionary, and consumer staples sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

Total
Returns
Vanguard Dividend Growth Fund	9.90%
Dividend Achievers Select Index	7.57
Large-Cap Core Funds Average	1.95
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2011 , Through January 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$14.68	$15.81	$0.313	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended January 31, 2012, the investment environment favored Vanguard Dividend Growth Fund’s holdings in large, high-quality companies with track records of increasing dividends over time. Investors wishing to steer clear of more volatile equities, as well as those pursuing greater yields than those offered by money market or bond funds, bid up the prices of dividend-paying stocks. The fund returned about 10% for the period, outpacing its benchmark—the Dividend Achievers Select Index—which returned about 8%.

The fund significantly outperformed the average return of its large-capitalization core fund peers and the broad U.S. stock market. For the full year, its income distribution was about 15% higher than its fiscal 2011 distribution.

The fund posted positive results in all sectors, with the exception of industrials. Health care, consumer discretionary, and consumer staples stocks contributed most to returns.

If you own the Dividend Growth Fund in a taxable account, you may wish to review the information about its after-tax returns later in this report.

2

Volatility was a constant
in fast-changing markets
For the 12 months ended January 31, the broad U.S. stock market returned 3.55%. This modest result reflected rallies and reversals driven by drama on the global stage, including Europe’s debt crisis and rating agency Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

The recent volatility is consistent with the pattern of the past five years, as suggested by the figures in the Market Barometer. The dramatic differences in average annual returns over the one-, three-, and five-year periods are a consequence of the stock market’s heady spikes and precipitous declines.

Although the outcome was different, this turbulence is also apparent in the returns of international stock markets. In the past 12 months, non-U.S. stock markets delivered negative results. Weakness was widespread, with the worst returns in Europe and Japan.

Modest yields and high returns
in the bond market
Bonds ended the fiscal year with surprisingly strong returns. At the start of the period, the 10-year Treasury note’s slender yield of 3.38% seemed

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	3.95%	20.01%	0.55%
Russell 2000 Index (Small-caps)	2.86	23.03	1.19
Dow Jones U.S. Total Stock Market Index	3.55	20.54	0.88
MSCI All Country World Index ex USA (International)	-8.75	16.70	-1.71

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.66%	7.40%	6.70%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	14.10	8.10	5.76
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.10	1.27

CPI
Consumer Price Index	2.93%	2.39%	2.29%

3

to be a good reason to temper expectations. As stock market volatility spiked and investors put a premium on safety, however, yields moved lower still.

The 10-year T-note finished the period at 1.80%. The Barclays Capital U.S. Aggregate Bond Index, a broad taxable bond market benchmark, returned 8.66%.

Municipal bonds did even better, as prices snapped back from a fear-driven plunge in the months preceding the new fiscal year. Although last year’s low expectations proved misguided, it’s worth remembering that low yields do imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes.

Savings instruments such as the 3-month Treasury bill returned a little more than 0%, consistent with the Federal Reserve’s target for the shortest-term interest rates.

A focus on high-quality
companies boosted returns
Dividend Growth Fund invests in large, high-quality companies with strong potential for steady earnings and dividend growth. This longstanding strategy found favor over the fiscal year, as investors sought perceived safety in larger, more established companies and income from dividend-paying stocks.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Dividend Growth Fund	0.34%	1.19%

The fund expense ratio shown is from the prospectus dated May 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the fund’s expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Core Funds.

4

The fund posted positive results in nine out of the ten market sectors. Strong stock selection added to its performance relative to its benchmark index.

Health care—the largest weighting in the fund, representing roughly 16 percent of its assets, on average—contributed most, both on an absolute and relative basis. When concerns about the global economy resurfaced early in the period, investors flocked to these stocks, which are often viewed as safe havens in volatile times.

Consumer discretionary holdings were the fund’s second-strongest contributors. The sector gained because of improved consumer spending and a good holiday season for retailers. The fund didn’t perform quite as well as it could have, however, as it missed out on some of the strength in fast-food restaurants and apparel retailers.

Holdings in consumer staples and energy boosted the fund’s absolute and relative performance. CVS (+24%) and WalMart (+12%), which increased its dividend by 21% last year, were the biggest contributors within consumer staples. In energy, Enbridge (+34%), a Canadian oil and gas transportation company, added most. The company announced in December that its 2012 dividend would increase by 15%.

Total Returns
Ten Years Ended January 31, 2012

Average
Annual Return
Dividend Growth Fund	5.60%
Dividend Growth Spliced Index	2.61
Dividend Growth Spliced Average	1.79

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter. Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Industrials was the only sector in which the fund posted a negative return. Its stocks weighed slightly on both absolute and relative performance.

Fund bests index and peers
over the long term
For the ten years ended January 31, 2012, Vanguard Dividend Growth Fund returned an average of 5.60% annually, significantly outpacing both its benchmark (+2.65%) and its peers (+1.79%). It also beat the broad U.S. stock market, which posted an average annual return of 4.55%.

The fund’s strong performance over the past decade—a period encompassing extreme volatility in the financial markets, a global recession, and Europe’s sovereign debt crisis—can be attributed to its advisor. Wellington Management Company, llp, has managed the fund since its inception.

Investment insight

Historically low bond yields have prompted some pundits in the financial press to suggest switching from bonds into higher-yielding stocks. Dividend-oriented stocks can play a valuable role in a portfolio, but they are not bond substitutes.

The chart below shows that since 2007, the quarterly returns of dividend-oriented stocks have been much more volatile than those of bonds. If your appetite for risk has not increased, your exposure to stocks, even those that have consistently increased their dividends, probably shouldn’t either.

Dividend-oriented stock returns and bond returns by quarter, 2007 through 2011

6

(The fund has undergone significant changes in its mandate and strategy since it launched in 1992 as Vanguard Utilities Income Fund. It changed its name in 2002 and, at the same time, broadly diversified its investments and began to focus on companies with long-term potential for dividend growth.) We believe that the team’s ongoing emphasis on high-quality companies, accompanied by the fund’s low costs, will continue to generate competitive results over the long term.

A balanced portfolio is key
regardless of market conditions
While the financial markets will inevitably continue to swell and dip, we believe investors are well-served by maintaining a diversified, balanced plan that offers the potential for wealth accumulation through exposure to stocks and a cushion from the market’s occasional—and inevitable— reversals through exposure to bonds.

Vanguard Dividend Growth Fund can play an important role in the stock portion of such a portfolio because it invests in large, high-quality companies with solid track records of increasing their earnings payouts. And the fund’s low costs can help you keep more of the return on your investment.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2012

7

Advisor’s Report

The Vanguard Dividend Growth Fund returned 9.90% for the 12 months ended January 31, 2012, besting the 7.57% gain of the Dividend Achievers Select Index.

The investment environment
The investment environment remains uncertain. Indeed, the last 12 months have been marked by rapid change in market sentiment, and much of the swing can be directly tied to the ongoing economic drama in Europe. How the issues in Europe will ultimately be resolved remains a giant open question in our view, so we remain cautious, despite a strong rally in global markets thus far in 2012. Regardless of the environment, we will remain singularly focused on our philosophical foundation, defined by dividend growth.

The fund’s successes
On an absolute basis, all but one sector contributed positively to performance for the period, with the fund’s holdings in health care, consumer discretionary, and consumer staples contributing the most. Among the portfolio’s top contributors were Enbridge, McDonald’s, and Amgen.

Based on our current data, we expect the portfolio to produce asset-weighted dividend growth of 8.3% for 2012. The current portfolio produced dividend growth of 15.4% in calendar 2011. Our run rate calculation is a rough estimate of potential dividend growth that takes a company’s current declared dividend rate, annualizes it, and compares it to the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the actual dollar size of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases, even though their absolute cash dividend may be small. Despite these shortcomings, we still view this estimate as a reasonable report card.

Among the more notable dividend run rate increases thus far in 2012 were those by ACE (38.2%) and Lockheed Martin (23.1%). Roughly ten companies held in the portfolio have yet to announce any change in expected dividend for 2012, although we expect them to announce increases as the year progresses.

The fund’s shortfalls
Industrials was the only sector that did not make a positive contribution to performance. A number of individual stocks also detracted from the fund’s absolute performance. Among the more noteworthy detractors were General Dynamics, Target, and Western Union. While we would prefer all stocks in the fund to perform well at all times, it is inevitable that some holdings will detract over a given time period. We assess a stock’s contribution over a longer time- frame, with a consistent focus on dividend action. We expect the aforementioned three companies to raise their dividends meaningfully over the next five years.

8

The fund’s positioning and
investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to fulfill this objective by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry weightings are a result of this process. The fund has significant positions in the health care, energy, consumer staples, and technology sectors and less exposure to utilities, telecommunication services, materials, and financials.

An analogy I like to use to describe our approach relates to ice hockey, a game in which there are three broad categories of players. The first group includes those very rare talents who have an instinct for where the puck is going and are able to skate to that spot before anyone else. Wayne Gretzky comes to mind. Most players fall into the second category, those who skate to where the puck is in hopes of catching it before it inevitably moves away. Finally, the third kind of player simply skates his lane . . . up and down the ice. Eventually, the puck ends up on his stick and he takes advantage of that opportunity. But he spends much of the game being patient and steadily skating where he is supposed to skate.

In this context, hockey is similar to investing. We view ourselves as “skate your lane” investors. In years such as 2009 and 2010, the “puck” rarely found our stick. But for much of the last 12 months it did, and the virtue of this mindset scored strong returns for shareholders. We intend to stay in our lane.

Donald J. Kilbride
Senior Vice President and
Equity Portfolio Manager
Wellington Management Company, LLP
February 16, 2012

9

Dividend Growth Fund

Fund Profile
As of January 31, 2012

Portfolio Characteristics
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	48	126	3,738
Median Market Cap $56.1B		$44.4B	$32.6B
Price/Earnings Ratio	14.3x	14.2x	15.5x
Price/Book Ratio	2.7x	2.9x	2.2x
Return on Equity	24.4%	24.6%	19.1%
Earnings Growth Rate	7.0%	5.5%	7.1%
Dividend Yield	2.5%	2.4%	2.0%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate	13%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.34%	—	—
30-Day SEC Yield	2.19%	—	—
Short-Term Reserves	6.8%	—	—

Sector Diversification (% of equity exposure)
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	13.7%	13.1%	11.7%
Consumer Staples	14.3	23.6	9.5
Energy	12.8	14.8	11.0
Financials	8.1	6.3	15.4
Health Care	15.6	5.6	11.7
Industrials	14.6	21.5	11.3
Information
Technology	15.3	6.9	19.0
Materials	3.9	6.5	4.3
Telecommunication
Services	0.0	0.1	2.5
Utilities	1.7	1.6	3.6

Volatility Measures
		DJ
	Dividend	U.S. Total
	Growth	Market
Spliced Index		Index
R-Squared	0.95	0.92
Beta	0.84	0.74
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Occidental Petroleum	Integrated Oil &
Corp.	Gas	3.4%
Automatic Data	Data Processing &
Processing Inc.	Outsourced
	Services	3.0
Microsoft Corp.	Systems Software	3.0
PepsiCo Inc.	Soft Drinks	2.9
Johnson & Johnson	Pharmaceuticals	2.8
United Parcel Service	Air Freight &
Inc.	Logistics	2.7
Target Corp.	General
	Merchandise Stores	2.7
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.6
General Dynamics Corp.	Aerospace &
	Defense	2.6
Medtronic Inc.	Health Care
	Equipment	2.5
Top Ten		28.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 26, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratio was 0.31%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Growth Fund	9.90%	3.68%	5.60%	$17,244
Dow Jones U.S. Total Stock Market
Index	3.55	0.88	4.55	15,604
Dividend Growth Spliced Index	7.57	0.55	2.61	12,942
Dividend Growth Spliced Average	1.95	-0.55	1.79	11,937

Note: Prior to December 6, 2002, the fund was known as the Utilities Income Fund.

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter. Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

11

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	9.43%	3.40%	4.97%

12

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (92.9%)
Consumer Discretionary (12.7%)
Target Corp.	4,622,859	234,887
Lowe’s Cos. Inc.	6,198,351	166,302
NIKE Inc. Class B	1,587,916	165,127
McDonald’s Corp.	1,649,394	163,373
Mattel Inc.	4,830,335	149,740
Walt Disney Co.	3,561,853	138,556
Comcast Corp. Class A	3,848,500	102,332
		1,120,317
Consumer Staples (13.3%)
PepsiCo Inc.	3,856,245	253,240
Sysco Corp.	6,668,007	200,774
Procter & Gamble Co.	2,616,050	164,916
CVS Caremark Corp.	3,898,591	162,766
Colgate-Palmolive Co.	1,656,581	150,285
Wal-Mart Stores Inc.	2,208,153	135,492
Coca-Cola Co.	1,620,388	109,425
		1,176,898
Energy (11.9%)
Occidental
Petroleum Corp.	2,991,917	298,504
Exxon Mobil Corp.	2,786,196	233,316
BG Group plc	8,405,470	189,399
Enbridge Inc.	4,585,192	172,220
Chevron Corp.	1,517,775	156,452
		1,049,891
Financials (7.5%)
ACE Ltd.	2,430,876	169,189
Wells Fargo & Co.	5,163,730	150,833
PNC Financial
Services Group Inc.	2,539,468	149,625
Marsh & McLennan
Cos. Inc.	3,110,011	98,245
Chubb Corp.	1,411,110	95,123
		663,015
Health Care (14.5%)
Johnson & Johnson	3,765,639	248,193
Medtronic Inc.	5,779,642	222,921

		Market
		Value
	Shares	($000)
Cardinal Health Inc.	4,455,703	191,729
Pfizer Inc.	8,798,627	188,291
Abbott Laboratories	2,894,338	156,728
Amgen Inc.	2,192,082	148,864
UnitedHealth Group Inc.	2,409,185	124,772
		1,281,498
Industrials (13.6%)
United Parcel
Service Inc. Class B	3,140,041	237,544
General Dynamics Corp.	3,279,943	226,841
Honeywell
International Inc.	2,537,353	147,268
Lockheed Martin Corp.	1,692,572	139,333
Waste Management Inc.	3,693,422	128,383
Northrop Grumman Corp.	2,102,618	122,057
Emerson Electric Co.	1,904,098	97,833
United Technologies Corp.	1,237,004	96,919
		1,196,178
Information Technology (14.3%)
Automatic Data
Processing Inc.	4,884,125	267,552
Microsoft Corp.	8,935,784	263,874
International Business
Machines Corp.	1,115,939	214,930
Oracle Corp.	6,859,341	193,433
Western Union Co.	9,740,772	186,049
Accenture plc Class A	2,327,244	133,444
		1,259,282
Materials (3.6%)
Ecolab Inc.	2,887,289	174,508
Praxair Inc.	1,349,495	143,316
		317,824
Utilities (1.5%)
Dominion Resources Inc.	2,732,499	136,734
Total Common Stocks
(Cost $7,006,142)		8,201,637

13

Dividend Growth Fund

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investments (6.7%)
Repurchase Agreements (6.7%)
Morgan Stanley 0.230%,
2/1/12 (Dated 1/31/12,
Repurchase Value
$274,202,000,
collateralized by Federal
Home Loan Mortgage
Corp. 3.000%–4.500%,
1/1/22–9/1/41)	274,200	274,200
RBS Securities, Inc.
0.220%, 2/1/12 (Dated
1/31/12, Repurchase Value
$321,902,000, collateralized
by Government National
Mortgage Assn.
1.746%–5.390%,
5/20/60–11/20/61)	321,900	321,900
		596,100
Total Temporary Cash Investments
(Cost $596,100)		596,100
Total Investments (99.6%)
(Cost $7,602,242)		8,797,737
Other Assets and Liabilities (0.4%)
Other Assets		147,958
Liabilities		(116,992)
		30,966
Net Assets (100%)
Applicable to 558,490,128 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		8,828,703
Net Asset Value Per Share		$15.81

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	7,693,398
Undistributed Net Investment Income	6,561
Accumulated Net Realized Losses	(66,751)
Unrealized Appreciation (Depreciation)	1,195,495
Net Assets	8,828,703

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends[1]	157,342
Interest	222
Security Lending	386
Total Income	157,950
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,313
Performance Adjustment	233
The Vanguard Group—Note C
Management and Administrative	10,474
Marketing and Distribution	1,514
Custodian Fees	81
Auditing Fees	27
Shareholders’ Reports	78
Trustees’ Fees and Expenses	13
Total Expenses	18,733
Net Investment Income	139,217
Realized Net Gain (Loss)
Investment Securities Sold	43,051
Foreign Currencies	16
Realized Net Gain (Loss)	43,067
Change in Unrealized Appreciation (Depreciation) of Investment Securities	483,727
Net Increase (Decrease) in Net Assets Resulting from Operations	666,011
1 Dividends are net of foreign withholding taxes of $525,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	139,217	83,102
Realized Net Gain (Loss)	43,067	20,217
Change in Unrealized Appreciation (Depreciation)	483,727	504,924
Net Increase (Decrease) in Net Assets Resulting from Operations	666,011	608,243
Distributions
Net Investment Income	(135,265)	(80,042)
Realized Capital Gain	—	—
Total Distributions	(135,265)	(80,042)
Capital Share Transactions
Issued	4,174,976	2,215,256
Issued in Lieu of Cash Distributions	117,021	67,883
Redeemed	(989,177)	(630,529)
Net Increase (Decrease) from Capital Share Transactions	3,302,820	1,652,610
Total Increase (Decrease)	3,833,566	2,180,811
Net Assets
Beginning of Period	4,995,137	2,814,326
End of Period[1]	8,828,703	4,995,137
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,561,000 and $2,593,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.68	$12.82	$10.42	$14.38	$14.74
Investment Operations
Net Investment Income	.317	.283	.291	.264	.290
Net Realized and Unrealized Gain (Loss)
on Investments	1.126	1.850	2.401	(3.960)	(.270)
Total from Investment Operations	1.443	2.133	2.692	(3.696)	.020
Distributions
Dividends from Net Investment Income	(.313)	(.273)	(.292)	(.264)	(.280)
Distributions from Realized Capital Gains	—	—	—	—	(.100)
Total Distributions	(.313)	(.273)	(.292)	(.264)	(.380)
Net Asset Value, End of Period	$15.81	$14.68	$12.82	$10.42	$14.38

Total Return[1]	9.90%	16.85%	26.01%	-25.97%	-0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,829	$4,995	$2,814	$1,745	$1,326
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.34%	0.38%	0.36%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.25%	2.59%	2.25%	1.91%
Portfolio Turnover Rate	13%	17%	24%	28%	36%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, 0.03%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however such action may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

18

Dividend Growth Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index for periods prior to February 1, 2010, and the current benchmark, the Dividend Achievers Select Index, beginning February 1, 2010. The benchmark change will be fully phased in by January 2013. For the year ended January 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before an increase of $233,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $1,243,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,012,238	189,399	—
Temporary Cash Investments	—	596,100	—
Total	8,012,238	785,499	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

19

Dividend Growth Fund

During the year ended January 31, 2012, the fund realized net foreign currency gains of $16,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2012, the fund had $13,465,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $63,309,000 to offset future net capital gains through January 31, 2018.

At January 31, 2012, the cost of investment securities for tax purposes was $7,605,268,000. Net unrealized appreciation of investment securities for tax purposes was $1,192,469,000, consisting of unrealized gains of $1,219,358,000 on securities that had risen in value since their purchase and $26,889,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $3,620,207,000 of investment securities and sold $754,948,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	276,882	162,602
Issued in Lieu of Cash Distributions	7,601	5,031
Redeemed	(66,333)	(46,786)
Net Increase (Decrease) in Shares Outstanding	218,150	120,847

H. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodians and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 12, 2012

Special 2011 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $135,265,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.90%	3.68%	5.60%
Returns After Taxes on Distributions	9.57	3.34	5.15
Returns After Taxes on Distributions and Sale of Fund Shares	6.86	3.11	4.73

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2011	1/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,069.74	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services to the fund. The firm has advised the fund since its inception in 1992.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that since the fund’s reconstituted dividend growth mandate, which began in 2002, short- and long-term performance has been strong relative to the Dividend Growth Spliced Index over the one-, five- and ten-year periods, but has lagged for the three-year period. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services) and Hewlett-
F. William McNabb III	Packard Co. (electronic computer manufacturing);
Born 1957. Trustee Since July 2009. Chairman of the	Senior Advisor at New Mountain Capital; Trustee
Board. Principal Occupation(s) During the Past Five	of The Conference Board; Member of the Board of
Years: Chairman of the Board of The Vanguard Group,	Managers of Delphi Automotive LLP (automotive
Inc., and of each of the investment companies served	components).
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/consumer products); Director of
Monroe Community College Foundation, and North	Skytop Lodge Corporation (hotels), the University
Carolina A&T University.	Medical Center at Princeton, the Robert Wood
Johnson Foundation, and the Center for Work Life
Rajiv L. Gupta	Policy; Member of the Advisory Board of the
Born 1945. Trustee Since December 2001.[2]	Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.

F. Joseph Loughrey	the investment companies served by The Vanguard
Born 1949. Trustee Since October 2009. Principal	Group since 2010; Assistant Controller of each of
Occupation(s) During the Past Five Years: President	the investment companies served by The Vanguard
and Chief Operating Officer (retired 2009) and Vice	Group (2001–2010).
Chairman of the Board (2008–2009) of Cummins Inc.
(industrial machinery); Director of SKF AB (industrial	Thomas J. Higgins
machinery), Hillenbrand, Inc. (specialized consumer	Born 1957. Chief Financial Officer Since September
services), the Lumina Foundation for Education, and	2008. Principal Occupation(s) During the Past Five
Oxfam America; Chairman of the Advisory Council	Years: Principal of The Vanguard Group, Inc.; Chief
for the College of Arts and Letters and Member	Financial Officer of each of the investment companies
of the Advisory Board to the Kellogg Institute for	served by The Vanguard Group since 2008; Treasurer
International Studies at the University of Notre Dame.	of each of the investment companies served by The
Vanguard Group (1998–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt
Occupation(s) During the Past Five Years: George	Born 1955. Treasurer Since November 2008. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Principal
Business School (retired July 2011); Chief Investment	of The Vanguard Group, Inc.; Treasurer of each of
Officer and Managing Partner of HighVista Strategies	the investment companies served by The Vanguard
LLC (private investment firm); Director of Rand	Group since 2008; Assistant Treasurer of each of the
Merchant Bank; Overseer of the Museum of Fine	investment companies served by The Vanguard Group
Arts Boston.	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services) and the National	investment companies served by The Vanguard Group
Association of Manufacturers; Chairman of the Federal	since 2005; Director and Senior Vice President of
Reserve Bank of Cleveland and of University Hospitals	Vanguard Marketing Corporation since 2005;
of Cleveland; Advisory Chairman of the Board of The	Principal of The Vanguard Group (1997–2006).
Cleveland Museum of Art.

Peter F. Volanakis	Vanguard Senior Management Team
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	Michael S. Miller
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	James M. Norris
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	Glenn W. Reed
Corning Incorporated (2000-2010) and Dow Corning	Martha G. King	George U. Sauter
(2001-2010); Director of SPX Corporation (multi-	Chris D. McIsaac
industry manufacturing), the Corning Foundation, and
the Corning Museum of Glass; Overseer of the Amos	Chairman Emeritus and Senior Advisor
Tuck School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032012

Annual Report | January 31, 2012

Vanguard Dividend Appreciation

Index Fund

> For the fiscal year ended January 31, 2012, Vanguard Dividend Appreciation Index Fund returned more than 7%.

> The fund closely tracked the return of its benchmark, the Dividend Achievers Select Index, and was well ahead of the average return of large-capitalization core funds.

> Seven of the index’s ten market sectors advanced, with strong pockets of performance within consumer discretionary, information technology, and materials.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	7.34%
ETF Shares
Market Price	7.46
Net Asset Value	7.46
Dividend Achievers Select Index	7.57
Large-Cap Core Funds Average	1.95
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2011 , Through January 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$21.33	$22.42	$0.444	$0.000
ETF Shares	53.32	56.04	1.172	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Appreciation Index Fund returned more than 7% for the 12 months ended January 31, 2012. The fund’s performance was in line with that of its benchmark, the Dividend Achievers Select Index, and more than 5 percentage points ahead of the average return of large-capitalization core funds.

During the period, the holdings in the fund’s portfolio—large, profitable companies with track records of increasing dividends over time—prospered. They found favor with investors wishing to steer clear of more volatile equities, as well as those willing to assume greater risk in pursuit of greater yields than those offered by money market instruments and low-yielding bonds.

As cash-rich companies increased their dividend payouts, the 30-day SEC yield for the fund’s Investor Shares rose from 2.02% at the beginning of the fiscal year to 2.15% at the end, even as share prices rose.

If you hold shares of the fund in a taxable account, you may wish to review the information about its after-tax returns later in this report.

Volatility was a constant
in fast-changing markets
For the 12 months ended January 31, the broad U.S. stock market returned 3.55%. This modest result reflected rallies and reversals driven by drama on the global stage, including Europe’s debt crisis and

2

rating agency Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

The recent volatility is consistent with the pattern of the past five years, as suggested by the figures in the Market Barometer. The dramatic differences in average annual returns over the one-, three-, and five-year periods are a consequence of the stock market’s heady spikes and precipitous declines.

Although the outcome is different, this turbulence is also apparent in the returns of international stock markets. In the past 12 months, non-U.S. stock markets delivered negative results. Weakness was widespread, with the worst returns in Europe and Japan.

Modest yields and high returns
in the bond market
Bonds ended the fiscal year with surprisingly strong returns. At the start of the period, the 10-year Treasury note’s slender yield of 3.38% seemed like a good reason to temper expectations. As stock market volatility spiked and investors put a premium on safety, however, yields moved lower still. The 10-year T-note finished the period at 1.80%. The Barclays Capital U.S. Aggregate Bond Index, a broad taxable bond market benchmark, returned 8.66%.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	3.95%	20.01%	0.55%
Russell 2000 Index (Small-caps)	2.86	23.03	1.19
Dow Jones U.S. Total Stock Market Index	3.55	20.54	0.88
MSCI All Country World Index ex USA (International)	-8.75	16.70	-1.71

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.66%	7.40%	6.70%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	14.10	8.10	5.76
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.10	1.27

CPI
Consumer Price Index	2.93%	2.39%	2.29%

3

Municipal bonds did even better, as prices snapped back from a fear-driven plunge in the months preceding the new fiscal year. Although last year’s low expectations for bonds proved misguided, it’s worth remembering that low yields do imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes.

Savings instruments such as the 3-month Treasury bill returned a little more than 0%, consistent with the Federal Reserve’s target for the shortest-term interest rates.

Dividend-focused stocks were
the market’s sweet spot
Investor appetite for dividend-focused stocks surged during the 12-month period: High-stakes budgetary showdowns in Europe and the United States roiled the markets while money market instruments and U.S. Treasury bonds provided dismally low yields. Dividend-focused stocks tend to exhibit lower volatility than the overall market, and many of them have plenty of cash on their balance sheets to pay out to shareholders. Equity investors took note, as the fund’s benchmark index which includes companies that have consistently grown their dividend payouts returned 7.57%, more than double the return of the broad stock market. The run-up was also driven in part by income-seeking investors, who began turning to these stocks as an alternative to low-yielding fixed-income investments—albeit one with a much higher risk of price fluctuations.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.30%	0.18%	1.19%

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the fund’s expense ratios were 0.25% for Investor Shares and 0.13% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Core Funds.

4

Three of the index’s ten sectors generated the lion’s share of results. Consumer discretionary stocks returned 26% after an upturn in consumer spending on the back of lower energy costs, a slight improvement in the labor market, and a good holiday season for retailers. A handful of apparel, restaurant, and leisure goods companies saw their stock prices climb by as much as 69% as a result of higher earnings, increased dividend payouts, or both.

Information technology traditionally hasn’t been a dividend-rich sector. Although tech stocks still account for a small share of the index, some of the industry’s larger companies have matured, and their strong cash flow has enabled them to pay out impressive dividends. Returns varied greatly: While some equipment and software stocks posted double-digit declines, a strong showing from IT services pushed the sector’s return to more than 17%.

Although the broad materials sector saw significant declines in mining, steel, and aluminum stocks, the corresponding sector in the benchmark index is largely composed of chemical company stocks, many of which posted double-digit returns. This component of the index gained almost 13% over the 12-month period.

The only significant detractor was telecommunication services, which has the smallest weighting in the index. Holdings in wireless services dragged the sector’s return down to around –12%.

Total Returns
Inception Through January 31, 2012

Average
Annual Return
Dividend Appreciation Index Fund Investor Shares (Returns since inception: 4/27/2006)	3.90%
Dividend Achievers Select Index	4.19
Large-Cap Core Funds Average	1.00
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

A strong showing
since inception
The U.S. stock market has weathered a lot of ups and downs since the fund was launched in April 2006, posting an average annual return of 2.60%. The Dividend Achievers Select Index, with its defensive holdings in well-established companies that have grown their dividend payouts, fared better, returning an annualized 4.19%. The fund closely tracked its expense-free benchmark, with an average annual return of 3.90% for Investor Shares. Its large-cap core fund peers posted an average annual return of 1.00% for the same period.

Hold your course
in good markets and in bad
While the financial markets will inevitably continue to swell and dip, we believe investors are well-served by maintaining

Investment insight

Historically low bond yields have prompted some pundits in the financial press to suggest switching from bonds into higher-yielding stocks. Dividend-oriented stocks can play a valuable role in a portfolio, but they are not bond substitutes.

The chart below shows that since 2007, the quarterly returns of high-yield stocks have been much more volatile than those of bonds. If your appetite for risk has not increased, your exposure to stocks, even those that have been raising their dividends, probably shouldn’t, either.

Dividend-oriented stock returns and bond returns by quarter, 2007 through 2011

6

a diversified, balanced portfolio. This plan offers the potential for wealth accumulation through exposure to stocks and also a cushion from the market’s occasional—and inevitable—reversals through exposure to bonds.

Vanguard Dividend Appreciation Index Fund can play an important part in the stock component of such a portfolio because it invests in large, high-quality companies with solid track records of increasing their earnings payout. And, as with all Vanguard funds, its low expenses can help put more of the fund’s return in your pocket.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 13, 2012

7

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics

	Investor		ETF
	Shares		Shares
Ticker Symbol	VDAIX		VIG
Expense Ratio[1]	0.30%		0.18%
30-Day SEC Yield	2.15%		2.26%

Portfolio Characteristics
	Dividend		DJ
	Achievers		U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	144	126	3,738
Median Market Cap $41.3B		$44.4B	$32.6B
Price/Earnings Ratio	15.1x	14.2x	15.5x
Price/Book Ratio	3.0x	2.9x	2.2x
Return on Equity	24.7%	24.6%	19.1%
Earnings Growth Rate	7.0%	5.5%	7.1%
Dividend Yield	2.3%	2.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	14%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
	Dividend		DJ
	Achievers		U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	14.5%	13.1%	11.7%
Consumer Staples	23.5	23.6	9.5
Energy	10.4	14.8	11.0
Financials	6.3	6.3	15.4
Health Care	5.6	5.6	11.7
Industrials	23.0	21.5	11.3
Information
Technology	6.5	6.9	19.0
Materials	8.6	6.5	4.3
Telecommunication
Services	0.1	0.1	2.5
Utilities	1.5	1.6	3.6

Volatility Measures
	Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.81
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
International Business	IT Consulting &
Machines Corp.	Other Services	4.1%
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	4.0
PepsiCo Inc.	Soft Drinks	4.0
Coca-Cola Co.	Soft Drinks	4.0
McDonald's Corp.	Restaurants	3.9
Procter & Gamble Co.	Household
	Products	3.9
Chevron Corp.	Integrated Oil &
	Gas	3.9
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.8
United Technologies	Aerospace &
Corp.	Defense	3.7
Caterpillar Inc.	Construction &
	Farm Machinery &
	Heavy Trucks	3.3
Top Ten		38.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.25% for Investor Shares and 0.13% for ETF Shares.

8

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/27/2006)	Investment
Dividend Appreciation Index Fund
Investor Shares	7.34%	2.53%	3.90%	$12,468
Dow Jones U.S. Total Stock Market
Index	3.55	0.88	2.60	11,593

Dividend Achievers Select Index	7.57	2.81	4.19	12,671
Large-Cap Core Funds Average	1.95	-0.55	1.00	10,593

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/21/2006)	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	7.46%	2.65%	4.06%	$12,588
Dow Jones U.S. Total Stock Market Index	3.55	0.88	2.54	11,561
Dividend Achievers Select Index	7.57	2.81	4.23	12,707
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Dividend Appreciation Index Fund

Cumulative Returns of ETF Shares:April 27, 2006 , Through January 31, 2012
			Since
	One	Five	Inception
	Year	Years	(4/21/2006)
Dividend Appreciation Index Fund
ETF Shares Market Price	7.46%	13.89%	25.99%
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	7.46	13.97	25.88
Dividend Achievers Select Index	7.57	14.86	27.07
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): April 27, 2006, Through January 31, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	6.05%	2.33%	3.50%
ETF Shares	4/21/2006
Market Price		6.19	2.43	3.67
Net Asset Value		6.21	2.45	3.66

10

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (14.5%)
McDonald’s Corp.	4,732,791	468,783
NIKE Inc. Class B	2,323,117	241,581
Target Corp.	4,517,184	229,518
Lowe’s Cos. Inc.	7,952,615	213,369
TJX Cos. Inc.	2,407,496	164,047
VF Corp.	697,408	91,702
McGraw-Hill Cos. Inc.	1,874,205	86,213
Ross Stores Inc.	1,384,298	70,350
Genuine Parts Co.	976,098	62,256
Family Dollar Stores Inc.	802,284	44,767
Polaris Industries Inc.	414,931	26,722
John Wiley & Sons Inc.
Class A	321,761	14,605
Matthews International
Corp. Class A	184,273	6,074
Meredith Corp.	1,221	38
		1,720,025
Consumer Staples (23.5%)
Wal-Mart Stores Inc.	7,832,377	480,595
PepsiCo Inc.	7,215,752	473,858
Coca-Cola Co.	6,962,656	470,188
Procter & Gamble Co.	7,338,017	462,589
Colgate-Palmolive Co.	3,331,198	302,206
Walgreen Co.	5,617,598	187,403
Archer-Daniels-
Midland Co.	4,208,057	120,477
JM Smucker Co.	720,191	56,737
Hormel Foods Corp.	1,730,321	49,799
Brown-Forman Corp.
Class B	551,283	44,770
Church & Dwight Co. Inc.	933,151	42,337
McCormick & Co. Inc.	778,019	39,321
Nu Skin Enterprises Inc.
Class A	407,732	20,366
Casey’s General
Stores Inc.	242,885	12,372
Lancaster Colony Corp.	177,887	12,361

		Market
		Value
	Shares	($000)
Sanderson Farms Inc.	141,836	7,225
Tootsie Roll Industries Inc.	235,344	5,705
Avon Products Inc.	14,234	253
		2,788,562
Energy (10.4%)
Chevron Corp.	4,459,708	459,707
Exxon Mobil Corp.	5,455,085	456,809
EOG Resources Inc.	1,651,710	175,312
Murphy Oil Corp.	1,165,626	69,471
Helmerich & Payne Inc.	681,446	42,052
Energen Corp.	447,655	21,564
^ CARBO Ceramics Inc.	147,407	14,335
ConocoPhillips	34,100	2,326
		1,241,576
Financials (6.3%)
Franklin Resources Inc.	1,359,716	144,266
Aflac Inc.	2,768,520	133,526
Chubb Corp.	1,785,377	120,352
T Rowe Price Group Inc.	1,574,411	91,064
WR Berkley Corp.	878,032	30,090
Erie Indemnity Co.
Class A	327,447	25,105
Commerce
Bancshares Inc.	549,883	21,346
Brown & Brown Inc.	923,182	21,030
Transatlantic Holdings Inc.	374,300	20,755
SEI Investments Co.	1,088,976	20,005
HCC Insurance
Holdings Inc.	678,457	18,834
Eaton Vance Corp.	682,318	17,529
Delphi Financial Group Inc.	358,342	15,950
Prosperity Bancshares Inc.	293,874	12,199
StanCorp Financial
Group Inc.	274,508	10,613
RLI Corp.	136,598	9,742
UMB Financial Corp.	244,559	9,435
Westamerica
Bancorporation	182,653	8,484
Bank of the Ozarks Inc.	227,025	6,354

11

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
1st Source Corp.	158,365	3,965
Bancfirst Corp.	92,453	3,713
First Financial Corp.	84,223	2,950
Republic Bancorp Inc.
Class A	113,874	2,894
Southside Bancshares Inc.	110,534	2,365
Cullen/Frost Bankers Inc.	2,068	115
		752,681
Health Care (5.6%)
Medtronic Inc.	6,722,847	259,300
Stryker Corp.	2,373,013	131,536
Becton Dickinson and Co.	1,354,846	106,234
Cardinal Health Inc.	2,199,788	94,657
CR Bard Inc.	536,348	49,623
Owens & Minor Inc.	393,203	11,957
West Pharmaceutical
Services Inc.	211,681	8,569
		661,876
Industrials (23.0%)
United Technologies
Corp.	5,673,556	444,523
Caterpillar Inc.	3,628,200	395,909
3M Co.	4,406,782	382,112
Emerson Electric Co.	4,536,211	233,071
Illinois Tool Works Inc.	2,884,412	152,960
Norfolk Southern Corp.	2,112,283	152,507
General Dynamics Corp.	2,171,290	150,166
Fastenal Co.	1,840,149	85,898
WW Grainger Inc.	424,375	80,945
CH Robinson
Worldwide Inc.	1,105,883	76,129
Dover Corp.	1,182,316	74,971
Parker Hannifin Corp.	928,729	74,930
Stanley Black &
Decker Inc.	1,061,449	74,492
Expeditors International
of Washington Inc.	1,286,338	57,435
Roper Industries Inc.	586,125	54,738
Donaldson Co. Inc.	469,204	33,923
Cintas Corp.	788,275	29,206
Pentair Inc.	584,726	21,530
Carlisle Cos. Inc.	374,126	17,857
Nordson Corp.	390,367	17,699
Graco Inc.	371,556	17,084
CLARCOR Inc.	318,289	16,363
Valmont Industries Inc.	154,233	16,181
AO Smith Corp.	251,490	10,683
Brady Corp. Class A	303,200	9,815
Mine Safety Appliances Co.	231,669	7,909
Raven Industries Inc.	113,867	7,389
ABM Industries Inc.	334,150	7,251
Franklin Electric Co. Inc.	136,169	6,817
Tennant Co.	124,862	4,805
McGrath Rentcorp	150,675	4,797

		Market
		Value
	Shares	($000)
NACCO Industries Inc.
Class A	42,365	4,330
Gorman-Rupp Co.	120,658	3,786
Harsco Corp.	2,519	56
Universal Forest
Products Inc.	616	20
		2,728,287
Information Technology (6.5%)
International Business
Machines Corp.	2,512,642	483,935
Automatic Data
Processing Inc.	3,066,970	168,009
Linear Technology Corp.	1,358,139	45,253
Factset Research
Systems Inc.	282,203	24,924
Harris Corp.	591,171	24,238
Jack Henry &
Associates Inc.	565,651	19,345
Badger Meter Inc.	90,923	2,922
Cass Information
Systems Inc.	66,981	2,646
		771,272
Materials (8.6%)
Monsanto Co.	3,076,122	252,396
Praxair Inc.	1,925,145	204,450
Air Products &
Chemicals Inc.	1,313,578	115,634
Ecolab Inc.	1,893,309	114,432
PPG Industries Inc.	961,412	86,123
Sherwin-Williams Co.	641,671	62,582
Sigma-Aldrich Corp.	733,852	49,931
Albemarle Corp.	501,426	32,247
Royal Gold Inc.	355,558	27,072
Valspar Corp.	572,026	24,735
Aptargroup Inc.	439,971	23,063
Bemis Co. Inc.	680,005	21,271
HB Fuller Co.	276,179	7,904
Stepan Co.	65,176	5,601
		1,027,441
Telecommunication Services (0.1%)
Telephone & Data
Systems Inc.	297,516	7,825
Atlantic Tele-Network Inc.	110,476	3,987
Shenandoah
Telecommunications Co.	763	7
		11,819
Utilities (1.5%)
Northeast Utilities	1,220,759	42,421
National Fuel Gas Co.	602,248	30,281
MDU Resources
Group Inc.	1,241,900	26,552
Questar Corp.	1,187,082	22,887
Aqua America Inc.	923,924	20,382

12

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
New Jersey
Resources Corp.	280,538	13,387
South Jersey
Industries Inc.	204,590	11,228
MGE Energy Inc.	160,001	7,178
American States Water Co.	120,842	4,371
SJW Corp.	126,021	2,985
UGI Corp.	3,586	97
California Water
Service Group	1,353	25
		181,794
Total Common Stocks
(Cost $10,596,293)		11,885,333
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.096%
(Cost $14,550)	14,550,286	14,550
Total Investments (100.1%)
(Cost $10,610,843)		11,899,883
Other Assets and Liabilities (-0.1%)
Other Assets		1,009,138
Liabilities[2]		(1,026,400)
		(17,262)
Net Assets (100%)		11,882,621

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		11,899,883
Receivables for Investment
Securities Sold		992,309
Other Assets		16,829
Total Assets		12,909,021
Liabilities
Payables for Investment
Securities Purchased		1,010,457
Security Lending Collateral
Payable to Brokers		2,620
Other Liabilities		13,323
Total Liabilities		1,026,400
Net Assets		11,882,621

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	10,888,684
Undistributed Net Investment Income	7,705
Accumulated Net Realized Losses	(302,808)
Unrealized Appreciation (Depreciation)	1,289,040
Net Assets	11,882,621

Investor Shares—Net Assets
Applicable to 98,402,582 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,206,109
Net Asset Value Per Share—
Investor Shares	$22.42

ETF Shares—Net Assets
Applicable to 172,677,674 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,676,512
Net Asset Value Per Share—
ETF Shares	$56.04

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,548,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,620,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends	208,555
Interest[1]	9
Security Lending	1
Total Income	208,565
Expenses
The Vanguard Group—Note B
Investment Advisory Services	483
Management and Administrative—Investor Shares	3,672
Management and Administrative—ETF Shares	6,695
Marketing and Distribution—Investor Shares	440
Marketing and Distribution—ETF Shares	1,754
Custodian Fees	74
Auditing Fees	27
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—ETF Shares	187
Trustees’ Fees and Expenses	7
Total Expenses	13,355
Net Investment Income	195,210
Realized Net Gain (Loss) on Investment Securities Sold	(953)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	547,378
Net Increase (Decrease) in Net Assets Resulting from Operations	741,635
1 Interest income from an affiliated company of the fund was $9,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	195,210	95,486
Realized Net Gain (Loss)	(953)	62,018
Change in Unrealized Appreciation (Depreciation)	547,378	607,952
Net Increase (Decrease) in Net Assets Resulting from Operations	741,635	765,456
Distributions
Net Investment Income
Investor Shares	(35,636)	(19,694)
ETF Shares	(156,111)	(74,247)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(191,747)	(93,941)
Capital Share Transactions
Investor Shares	687,152	655,145
ETF Shares	4,240,039	2,547,856
Net Increase (Decrease) from Capital Share Transactions	4,927,191	3,203,001
Total Increase (Decrease)	5,477,079	3,874,516
Net Assets
Beginning of Period	6,405,542	2,531,026
End of Period[1]	11,882,621	6,405,542
1 Net Assets—End of Period includes undistributed net investment income of $7,705,000 and $4,242,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.33	$18.33	$14.79	$21.40	$21.84
Investment Operations
Net Investment Income	.445	.392	.369	.387	.325
Net Realized and Unrealized Gain (Loss)
on Investments	1.089	3.006	3.543	(6.614)	(.438)
Total from Investment Operations	1.534	3.398	3.912	(6.227)	(.113)
Distributions
Dividends from Net Investment Income	(.444)	(.398)	(.372)	(.383)	(.327)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.444)	(.398)	(.372)	(.383)	(.327)
Net Asset Value, End of Period	$22.42	$21.33	$18.33	$14.79	$21.40

Total Return[1]	7.34%	18.75%	26.80%	-29.48%	-0.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,206	$1,421	$613	$386	$357
Ratio of Total Expenses to
Average Net Assets	0.25%	0.30%	0.35%	0.36%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.13%	2.24%	2.25%	1.56%
Portfolio Turnover Rate[2]	14%	15%	20%	34%	17%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$53.32	$45.81	$36.96	$53.48	$54.60
Investment Operations
Net Investment Income	1.173	1.034	.973	1.032	.873
Net Realized and Unrealized Gain (Loss)
on Investments	2.719	7.524	8.856	(16.526)	(1.120)
Total from Investment Operations	3.892	8.558	9.829	(15.494)	(.247)
Distributions
Dividends from Net Investment Income	(1.172)	(1.048)	(.979)	(1.026)	(.873)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.172)	(1.048)	(.979)	(1.026)	(.873)
Net Asset Value, End of Period	$56.04	$53.32	$45.81	$36.96	$53.48

Total Return	7.46%	18.91%	26.95%	-29.38%	-0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,677	$4,985	$1,918	$805	$302
Ratio of Total Expenses to
Average Net Assets	0.13%	0.18%	0.23%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.25%	2.36%	2.37%	1.68%
Portfolio Turnover Rate[1]	14%	15%	20%	34%	17%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its

18

Dividend Appreciation Index Fund

net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $1,769,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2012, the fund realized $65,097,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2012, the fund had $11,643,000 of ordinary income available for distribution. The fund had available capital losses totaling $284,147,000 to offset future net capital gains. Of this amount, $191,649,000 is subject to expiration dates; $609,000 may be used to offset future net capital gains through January 31, 2016, $22,242,000 through January 31, 2017, $146,149,000 through January 31, 2018, and $22,649,000 through January 31, 2019. Capital losses of $92,498,000 realized beginning in fiscal year 2012 may be carried forward indefinitely but must be used before any expiring loss carryforwards.

At January 31, 2012, the cost of investment securities for tax purposes was $10,629,503,000. Net unrealized appreciation of investment securities for tax purposes was $1,270,380,000, consisting of unrealized gains of $1,331,060,000 on securities that had risen in value since their purchase and $60,680,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2012, the fund purchased $6,407,243,000 of investment securities and sold $1,467,852,000 of investment securities, other than temporary cash investments.

19

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,067,783	49,431	764,953	38,773
Issued in Lieu of Cash Distributions	30,641	1,454	18,250	928
Redeemed	(411,272)	(19,093)	(128,058)	(6,510)
Net Increase (Decrease)—Investor Shares	687,152	31,792	655,145	33,191
ETF Shares
Issued	4,439,908	82,895	3,186,243	64,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(199,869)	(3,700)	(638,387)	(12,600)
Net Increase (Decrease)—ETF Shares	4,240,039	79,195	2,547,856	51,600

G. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 12, 2012

Special 2011 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $191,747,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2012

			Since
	One	Five	Inception
	Year	Years	(4/27/2006)
Returns Before Taxes	7.34%	2.53%	3.90%
Returns After Taxes on Distributions	7.00	2.23	3.61
Returns After Taxes on Distributions and Sale of Fund Shares	5.17	2.12	3.31

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2011	1/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,048.45	$1.24
ETF Shares	1,000.00	1,048.93	0.67
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$1.22
ETF Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services) and Hewlett-
F. William McNabb III	Packard Co. (electronic computer manufacturing);
Born 1957. Trustee Since July 2009. Chairman of the	Senior Advisor at New Mountain Capital; Trustee
Board. Principal Occupation(s) During the Past Five	of The Conference Board; Member of the Board of
Years: Chairman of the Board of The Vanguard Group,	Managers of Delphi Automotive LLP (automotive
Inc., and of each of the investment companies served	components).
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/consumer products); Director of
Monroe Community College Foundation, and North	Skytop Lodge Corporation (hotels), the University
Carolina A&T University.	Medical Center at Princeton, the Robert Wood
Johnson Foundation, and the Center for Work Life
Rajiv L. Gupta	Policy; Member of the Advisory Board of the
Born 1945. Trustee Since December 2001.[2]	Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.

F. Joseph Loughrey	the investment companies served by The Vanguard
Born 1949. Trustee Since October 2009. Principal	Group since 2010; Assistant Controller of each of
Occupation(s) During the Past Five Years: President	the investment companies served by The Vanguard
and Chief Operating Officer (retired 2009) and Vice	Group (2001–2010).
Chairman of the Board (2008–2009) of Cummins Inc.
(industrial machinery); Director of SKF AB (industrial	Thomas J. Higgins
machinery), Hillenbrand, Inc. (specialized consumer	Born 1957. Chief Financial Officer Since September
services), the Lumina Foundation for Education, and	2008. Principal Occupation(s) During the Past Five
Oxfam America; Chairman of the Advisory Council	Years: Principal of The Vanguard Group, Inc.; Chief
for the College of Arts and Letters and Member	Financial Officer of each of the investment companies
of the Advisory Board to the Kellogg Institute for	served by The Vanguard Group since 2008; Treasurer
International Studies at the University of Notre Dame.	of each of the investment companies served by The
Vanguard Group (1998–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt
Occupation(s) During the Past Five Years: George	Born 1955. Treasurer Since November 2008. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Principal
Business School (retired July 2011); Chief Investment	of The Vanguard Group, Inc.; Treasurer of each of
Officer and Managing Partner of HighVista Strategies	the investment companies served by The Vanguard
LLC (private investment firm); Director of Rand	Group since 2008; Assistant Treasurer of each of the
Merchant Bank; Overseer of the Museum of Fine	investment companies served by The Vanguard Group
Arts Boston.	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services) and the National	investment companies served by The Vanguard Group
Association of Manufacturers; Chairman of the Federal	since 2005; Director and Senior Vice President of
Reserve Bank of Cleveland and of University Hospitals	Vanguard Marketing Corporation since 2005;
of Cleveland; Advisory Chairman of the Board of The	Principal of The Vanguard Group (1997–2006).
Cleveland Museum of Art.

Peter F. Volanakis	Vanguard Senior Management Team
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	Michael S. Miller
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	James M. Norris
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	Glenn W. Reed
Incorporated (communications equipment); Director of	Martha G. King	George U. Sauter
Corning Incorporated (2000-2010) and Dow Corning	Chris D. McIsaac
(2001-2010); Director of SPX Corporation (multi-
industry manufacturing), the Corning Foundation, and
the Corning Museum of Glass; Overseer of the Amos	Chairman Emeritus and Senior Advisor
Tuck School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	“Dividend Achievers” is a trademark of Mergent, Inc.,
Direct Investor Account Services > 800-662-2739	and has been licensed for use by The Vanguard Group,
Inc. Vanguard mutual funds are not sponsored,
Institutional Investor Services > 800-523-1036	endorsed, sold, or promoted by Mergent, and Mergent
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With Hearing Impairment > 800-749-7273	investing in the funds.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2012: $172,000
Fiscal Year Ended January 31, 2011: $161,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2012: $3,978,540
Fiscal Year Ended January 31, 2011: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2012: $1,341,750
Fiscal Year Ended January 31, 2011: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2012: $373,830
Fiscal Year Ended January 31, 2011: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2012: $16,000
Fiscal Year Ended January 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2012: $389,830
Fiscal Year Ended January 31, 2011: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 21, 2012

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 21, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444, Incorporated by Reference.